Exhibit 99.1

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					350	53%	4.23%	$1,350	$10,898	$168,710	$167,226	$151,309
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,159	$3,159	$3,159
	Real Cab Corp ##	Term Loan	07/20/07	12/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$350	$350	$350
	Slo Cab Corp ##	Term Loan	07/20/07	12/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$210	$210	$210
	Junaid Trans Corp ## & {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	*	5.00%	$0		$1,379	$1,379	$1,379
	Avi Taxi Corporation ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Hj Taxi Corp ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Anniversary Taxi Corp ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Kby Taxi Inc ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Apple Cab Corp ##	Term Loan	04/11/14	12/10/17	1	*	3.25%	$0		$1,329	$1,329	$1,329
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,294	$1,294	$1,294
	Uddin Taxi Corp ## &	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,284	$1,284	$1,284
	Waylon Transit LLC ##	Term Loan	09/27/17	09/27/22	1	*	0.00%	$0	$1,275	$1,275	$1,275	$1,277
	Sonu-Seema Corp ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/07/12	12/20/18	1	*	5.00%	$34		$1,275	$1,275	$1,275
	Bunty & Jyoti Inc ## (interest rate includes deferred interest of 2.50%)	Term Loan	03/13/13	12/13/18	1	*	5.00%	$35		$1,259	$1,259	$1,259
	Perem Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$1,223	$1,223	$1,225
	S600 Service Co Inc ## & {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	4.25%	$0		$1,223	$1,223	$1,225
	Ela Papou LLC ##	Term Loan	06/27/14	12/15/17	1	*	4.00%	$0		$1,213	$1,213	$1,213
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,173	$1,173	$1,174
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,162	$1,162	$1,162
	Yosi Transit Inc ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$1,018	$1,018	$1,018
	Yosi Transit Inc ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$140	$140	$140
	Ride Yellow LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	02/01/13	01/01/19	1	*	5.00%	$24		$1,155	$1,155	$1,155
	Cfn Cab Corp ##	Term Loan	02/26/14	10/25/22	1	*	3.75%	$0		$1,151	$1,151	$1,151
	Miklos Hacking Corp ##	Term Loan	02/26/14	10/25/22	1	*	3.75%	$0		$1,151	$1,151	$1,151
	Flow Taxi Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,109	$1,109	$1,111
	Ukraine Service Co ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,109	$1,109	$1,111
	Lil Amandachaka Hacking Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,109	$1,109	$1,111
	Mickeybus Taxi LLC ##	Term Loan	10/25/17	10/25/22	1	*	0.00%	$0	$1,050	$1,050	$1,050	$1,052
	Tosal Hacking Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	04/01/13	11/01/17	1	*	4.00%	$17		$1,048	$1,048	$1,048
	Red Army Cab Corp ## & {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	4.50%	$0		$1,038	$1,038	$1,040
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.00%	$0		$1,032	$1,032	$1,032
	New Direction Cab Corp ##	Term Loan	11/18/11	02/18/18	1	*	4.00%	$0		$1,020	$1,020	$1,020

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Big Ari Taxi Corp ## (interest rate includes deferred interest of 1.50%) {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	5.75%	$21		$997	$997	$997
	Bellsky Taxi LLC ## (interest rate includes deferred interest of 1.50%) {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	5.75%	$21		$991	$991	$991
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	4.00%	$0		$959	$959	$959
	Nelsk Taxi Inc ## (interest rate includes deferred interest of 2.25%)	Term Loan	08/20/13	08/15/18	1	*	5.25%	$29		$911	$911	$911
	Humidity Hacking Corp ##	Term Loan	03/07/13	10/25/22	1	*	2.00%	$0		$906	$906	$906
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$854	$854	$854
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$854	$854	$854
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$854	$854	$854
	Lety Cab Corp ##	Term Loan	10/25/17	10/25/22	1	*	2.00%	$0	$841	$837	$837	$839
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$797	$797	$797
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	5.00%	$0		$797	$797	$797
	Copper One Cab Corp ##	Term Loan	02/17/12	12/15/17	1	*	4.00%	$0		$751	$751	$751
	Asterik Cab Co Inc ##	Term Loan	02/17/12	12/15/17	1	*	4.00%	$0		$745	$745	$745
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	12/15/17	1	*	4.00%	$0		$745	$745	$745
	Gurpreet Singh & Manpreet Sing ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/25/13	06/25/18	1	*	5.25%	$32		$741	$741	$741
	Zus Trading Inc ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/09/13	07/27/18	1	*	5.00%	$27		$732	$732	$732
	Zahav Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$15		$729	$729	$729
	Hot Wheels Taxi LLC ## (interest rate includes deferred interest of 1.75%)	Term Loan	03/01/13	01/01/19	1	*	5.00%	$15		$715	$715	$715
	Willie Transit LLC ##	Term Loan	10/25/17	10/25/22	1	*	0.00%	$0	$700	$700	$700	$702
	Alltaxitwo Cab Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	4.25%	$0		$694	$694	$696
	Orys Trans Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	4.25%	$0		$694	$694	$696
	Mandeep Multani & Ravinder Sin ## & (interest rate includes deferred interest of 3.00%)	Term Loan	03/19/14	12/23/17	1	*	5.00%	$22		$692	$692	$692
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	11/07/19	1	*	4.50%	$0		$685	$685	$685
	Carlos Govea ## (interest rate includes deferred interest of 1.50%)	Term Loan	06/05/14	06/05/19	1	*	5.50%	$6		$675	$675	$675
	Joseph R Jean ## &	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$674	$674	$674
	Ilker Altaygil ## & (interest rate includes deferred interest of 2.75%)	Term Loan	07/18/13	06/17/18	1	*	5.25%	$30		$671	$671	$671
	Ming Trans Corp ##	Term Loan	11/19/12	12/10/17	1	*	4.50%	$0		$662	$662	$662
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/19	1	*	4.50%	$0		$660	$660	$660
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/25/22	1	*	2.00%	$0		$646	$646	$647
	Aminder Pal Singh ##	Term Loan	11/21/13	01/21/18	1	*	4.50%	$0		$647	$647	$647
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$644	$644	$645
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$643	$643	$643
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$643	$643	$643
	Avtar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$636	$636	$636
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	*	3.75%	$0		$653	$632	$635
	Concourse Cab Corp ## & (interest rate includes deferred interest of 2.50%)	Term Loan	11/14/13	11/14/17	1	*	5.00%	$35		$682	$630	$631

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Hamilton Transit LLC ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,335	$1,272	$631
	Global Agami Cab LLC ## (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$912	$912	$630
	Universal Agami Transit Inc ## (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$912	$912	$630
	Planet Agami Cab LLC ## (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$912	$912	$630
	G Michael Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$29		$897	$897	$630
	Ash Trans Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$27		$792	$792	$630
	Brigitte Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$27		$831	$831	$630
	Samantha’S Cab Corp ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$25		$757	$757	$630
	Ganz Express Cab Cor ## & (interest rate includes deferred interest of 2.40%)	Term Loan	09/14/15	09/14/17	1	*	4.90%	$25		$777	$777	$630
	Btr Taxi Inc ## (interest rate includes deferred interest of 3.25%)	Term Loan	06/16/14	12/16/18	1	*	5.75%	$15		$821	$821	$630
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$648	$630	$630
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$648	$630	$630
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$630	$630	$630
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$655	$630	$630
	Ocean Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$630	$630	$630
	Jacal Hacking Corp ## &	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$630	$630	$630
	Gaultier Hacking Corp ## &	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$956	$956	$630
	Silke Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,337	$1,274	$630
	Kaderee M & G Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,330	$1,269	$630
	Daytona Hacking Corp ## &	Term Loan	03/26/14	08/27/18	1	*	3.00%	$0		$1,330	$1,269	$630
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	5.25%	$0		$621	$621	$621
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	5.00%	$0		$618	$618	$618
	Tripta Nfn & Jagdeep Kumar Cab &	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$616	$618	$618
	Shanu Miah ## (interest rate includes deferred interest of 2.75%)	Term Loan	06/20/13	06/20/18	1	*	5.25%	$20		$617	$617	$617
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$613	$615	$615
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$607	$607	$607
	Jordan O Ohene ## &	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$602	$602	$602
	Jaswinder Singh/Note A ## (interest rate includes deferred interest of 2.00%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$20		$582	$582	$582
	Charanjeet Kaur & Manjit Singh ## (interest rate includes deferred interest of 2.50%)	Term Loan	10/28/13	10/28/18	1	*	5.00%	$18		$580	$580	$580
	Lesly Jeanjoseph ## & (interest rate includes deferred interest of 2.00%)	Term Loan	05/08/13	05/16/18	1	*	5.00%	$19		$579	$579	$579
	Aujla Cab Corp ## (interest rate includes deferred interest of 2.50%)	Term Loan	04/23/14	03/20/18	1	*	5.00%	$11		$570	$570	$570
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$564	$564	$564
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$564	$564	$564
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$563	$563	$563
	Albro Hacking, Corp. ##	Term Loan	07/10/14	03/07/18	1	*	3.63%	$0		$557	$557	$557
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$555	$555	$555
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$548	$548	$549

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$547	$547	$547
	Sphinx Rc LLC &	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0		$545	$545	$546
	Mci Taxi Inc ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$544	$544	$545
	K.R. Express Cab Corp ## &	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$544	$544	$545
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0		$539	$539	$540
	Sag Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,559	$1,472	$537
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,563	$1,481	$537
	Pontios Taxi LLC ## &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$1,564	$1,484	$537
	Esg Hacking Corp ## &	Term Loan	03/12/14	03/12/17	1	*	3.50%	$0		$542	$536	$536
	Mukhtiar Singh ##	Term Loan	08/29/14	02/29/20	1	*	5.50%	$0		$535	$535	$535
	Humberto Ontaneda ## (interest rate includes deferred interest of 2.50%)	Term Loan	10/17/13	09/23/18	1	*	5.00%	$17		$534	$534	$534
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$531	$531	$531
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$522	$522	$522
	Dani Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$9		$521	$521	$521
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	5.00%	$0		$520	$520	$520
	Magloire David ## (interest rate includes deferred interest of 2.50%)	Term Loan	07/24/15	08/12/18	1	*	5.00%	$19		$520	$520	$520
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0		$518	$518	$518
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$518	$518	$518
	Nycyellow LLC ## &	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0		$504	$504	$506
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0		$505	$505	$506
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$504	$504	$504
	Fernande Paul Cab Corp ## (interest rate includes deferred interest of 1.50%) {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	5.50%	$13		$503	$503	$503
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$500	$500	$501
	Luis E Perez ##	Term Loan	03/19/14	03/19/19	1	*	4.50%	$0		$500	$500	$500
	Albert A Agyemang ## & (interest rate includes deferred interest of 2.25%)	Term Loan	07/09/13	07/09/18	1	*	5.25%	$16		$484	$484	$484
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$481	$481	$481
	Jaswinder K Sharma ## &	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$477	$477	$477
	Momar Diagne ## (interest rate includes deferred interest of 1.00%)	Term Loan	05/12/14	05/12/19	1	*	5.50%	$3		$463	$463	$463
	Adil Lone ##	Term Loan	09/10/15	09/10/19	1	*	5.50%	$0		$455	$455	$455
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0		$451	$451	$451
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$448	$450	$450
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449
	M Irshad Chaudhry & Mhd Ramzan ## (interest rate includes deferred interest of 1.25%)	Term Loan	03/21/11	03/21/18	1	*	5.00%	$10		$441	$441	$441
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$438	$438	$438
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/19	1	*	4.50%	$0		$435	$435	$435
	W.B.L.S Taxi Inc ## (interest rate includes deferred interest of 1.75%)	Term Loan	08/09/12	01/01/19	1	*	5.00%	$9		$431	$431	$431
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/18	1	*	4.50%	$0		$423	$423	$423
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/19	1	*	5.50%	$0		$399	$399	$399
	Dady Hamel ##	Term Loan	12/26/13	12/26/18	1	*	4.50%	$0		$393	$393	$393
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$391	$391	$391

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$388	$388	$388
	Carlot Dalce ## &	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$378	$378	$378
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$378	$378	$378
	L&A Tarafdar Taxi Inc & {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	5.00%	$0		$368	$370	$371
	Melimajua Cab Corp ## &	Term Loan	10/14/14	10/14/19	1	*	3.90%	$0		$367	$367	$367
	Daca Taxi Inc ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0	$370	$364	$364	$366
	Pierre Jeune ## &	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$365	$365	$365
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$359	$359	$359
	Bucur Express Cab Corp ##	Term Loan	06/07/17	06/07/19	1	*	5.50%	$0	$356	$350	$350	$352
	Yberto Santana ##	Term Loan	02/27/14	02/22/19	1	*	4.50%	$0		$350	$350	$350
	Shah M Rahman ##	Term Loan	11/25/13	05/25/20	1	*	5.50%	$0		$346	$346	$346
	Anthony Okyere Duah ##	Term Loan	07/14/17	01/14/20	1	*	5.50%	$0	$346	$342	$342	$344
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$340	$342	$343
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$339	$339	$339
	Double Cab Corp ##	Term Loan	09/15/17	09/15/19	1	*	5.50%	$0	$331	$329	$329	$331
	Ghotra & Ghotra LLC & (interest rate includes deferred interest of 2.50%)	Term Loan	12/19/13	12/19/17	1	*	5.00%	$21		$773	$740	$318
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$349	$315	$318
	Erwich Chery &	Term Loan	09/29/14	08/01/19	1	*	4.25%	$0		$540	$514	$318
	Dominique Ismael ## & (interest rate includes deferred interest of 2.00%)	Term Loan	03/10/14	03/10/18	1	*	5.00%	$9		$529	$497	$317
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0		$328	$315	$317
	Amr Aly Shafshak/Note A &	Term Loan	10/24/17	04/24/19	1	*	5.50%	$0	$400	$400	$400	$317
	Joseph Paul Desir ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/28/14	08/30/19	1	*	5.00%	$22		$340	$315	$316
	Gerardo Barrera ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/08/14	03/15/19	1	*	5.00%	$13		$343	$315	$316
	Binh Pham ## & (interest rate includes deferred interest of 2.75%)	Term Loan	04/23/14	05/26/18	1	*	5.50%	$2		$721	$701	$316
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$320	$315	$316
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$315	$315	$316
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0		$321	$315	$316
	Balwinder Singh ## &	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$315	$315	$316
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0		$328	$315	$316
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$330	$315	$316
	Marc C Bastien ## & (interest rate includes deferred interest of 1.50%)	Term Loan	04/11/13	05/24/18	1	*	5.50%	$15		$321	$315	$315
	Preslert Louis ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/30/13	05/30/18	1	*	5.00%	$15		$322	$315	$315
	Danny Truong ## (interest rate includes deferred interest of 2.00%)	Term Loan	07/30/14	01/30/20	1	*	5.50%	$6		$724	$724	$315
	Ghulam Abbas ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/17/13	05/23/18	1	*	5.00%	$32		$319	$315	$315
	Gur & Dev Taxi LLC & (interest rate includes deferred interest of 2.50%)	Term Loan	02/18/14	09/25/18	1	*	5.00%	$25		$315	$315	$315
	Donald Singh ## & (interest rate includes deferred interest of 2.50%)	Term Loan	10/11/13	10/11/18	1	*	5.00%	$22		$315	$315	$315
	Spyridon Tzorzis ## & (interest rate includes deferred interest of 2.50%)	Term Loan	07/10/13	07/12/17	1	*	5.00%	$22		$315	$315	$315
	Alexander Vizueta ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/01/14	09/01/17	1	*	5.00%	$21		$316	$315	$315
	Carmay Latendresse ## & (interest rate includes deferred interest of 2.50%)	Term Loan	05/19/14	11/09/17	1	*	5.00%	$20		$692	$662	$315
	Atef A Khalil & (interest rate includes deferred interest of 2.50%)	Term Loan	07/09/14	12/25/18	1	*	5.00%	$18		$336	$315	$315
	Joseph L Flovel ## & (interest rate includes deferred interest of 2.50%)	Term Loan	10/31/13	10/30/17	1	*	5.00%	$18		$317	$315	$315
	Sukhdev Singh & Harpal S Bhola ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/04/13	12/04/18	1	*	5.00%	$17		$624	$624	$315
	Joseph Gerard Pierre ## (interest rate includes deferred interest of 2.50%)	Term Loan	07/07/14	01/18/18	1	*	5.00%	$17		$694	$694	$315
	Shahdad Bhatti Cab Corp ## & (interest rate includes deferred interest of 2.50%)	Term Loan	08/18/14	01/01/18	1	*	5.00%	$16		$319	$315	$315
	Gilberto Barrera ## & (interest rate includes deferred interest of 2.50%)	Term Loan	04/02/14	04/02/18	1	*	5.00%	$14		$333	$315	$315
	Tarek Elsaid ## (interest rate includes deferred interest of 2.50%)	Term Loan	05/12/14	04/10/18	1	*	5.00%	$10		$541	$541	$315
	Lelio Bresier & Jeanne Bresier ## & (interest rate includes deferred interest of 2.50%)	Term Loan	03/06/13	05/15/18	1	*	5.00%	$7		$413	$400	$315

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Haroon Sharif ## & (interest rate includes deferred interest of 2.50%)	Term Loan	05/21/13	05/18/18	1	*	5.00%	$0		$315	$315	$315
	Arman And Mehtab Padda Taxi Co ## & (interest rate includes deferred interest of 2.75%)	Term Loan	06/19/13	07/19/18	1	*	5.50%	$10		$780	$742	$315
	Gilbert Chong ## (interest rate includes deferred interest of 2.75%)	Term Loan	10/28/15	10/25/19	1	*	5.50%	$3		$523	$523	$315
	Samy Baddar ## & (interest rate includes deferred interest of 3.00%)	Term Loan	07/18/13	03/07/18	1	*	5.50%	$28		$702	$662	$315
	Rafael A Pena ## & (interest rate includes deferred interest of 3.00%)	Term Loan	09/18/13	08/29/18	1	*	5.00%	$21		$518	$518	$315
	Manuel F Pena ## & (interest rate includes deferred interest of 3.00%)	Term Loan	11/26/13	10/26/17	1	*	5.00%	$20		$315	$315	$315
	Serge Bonny ## (interest rate includes deferred interest of 3.00%)	Term Loan	03/11/13	12/05/18	1	*	5.50%	$1		$341	$341	$315
	Maria L Denocua ## (interest rate includes deferred interest of 3.00%)	Term Loan	09/17/15	12/29/19	1	*	7.40%	$0		$515	$515	$315
	Brunet Lucas ## & (interest rate includes deferred interest of 3.25%)	Term Loan	06/06/13	06/06/18	1	*	5.00%	$33		$619	$615	$315
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$315	$315	$315
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$315	$315	$315
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$320	$315	$315
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$315	$315	$315
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$315	$315	$315
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$315	$315	$315
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$349	$315	$315
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$315	$315	$315
	Joseph W Charles &	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$315	$315	$315
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$334	$315	$315
	Yvon Louissaint ## &	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$322	$315	$315
	Kawarjeet Singh & Maan Singh ## &	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$315	$315	$315
	Rahul Amin ## &	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$315	$315	$315
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$330	$315	$315
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$327	$315	$315
	David Mashkabov ## &	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$315	$315	$315
	Alexander A Malamud ## &	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$321	$315	$315
	Sweeney And Sweeney ## &	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$315	$315	$315
	Man Singh ## &	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$555	$555	$315
	Amjad Abbas ## &	Term Loan	12/19/13	12/19/17	1	*	4.50%	$0		$488	$488	$315
	Frantz Louhis & Joseph Paul ## &	Term Loan	06/08/12	06/08/19	1	*	4.75%	$0		$484	$470	$315
	Jose F Pimentel ## &	Term Loan	05/14/14	11/14/18	1	*	4.00%	$0		$686	$686	$315
	Garcha Randhawa Taxi Corp ## &	Term Loan	05/31/13	07/19/18	1	*	5.00%	$0		$767	$735	$315
	Leo P. Roland ## &	Term Loan	12/03/13	02/03/20	1	*	3.50%	$0		$664	$646	$315
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$314	$314	$314
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$346	$315	$314
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$307	$307	$307
	Rehmet Khan ##	Term Loan	03/11/15	03/08/19	1	*	4.50%	$0		$304	$304	$304
	Georges Desrosiers ## (interest rate includes deferred interest of 2.50%)	Term Loan	12/22/17	12/22/19	1	*	5.50%	$0	$301	$301	$301	$303
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$301	$301	$301
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$291	$293	$293
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	5.25%	$0		$291	$293	$293
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/18	1	*	4.50%	$0		$285	$285	$285
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$277	$279	$281
	King D Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	4.25%	$0		$277	$277	$277
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$276	$276	$277
	Espiye Taxi Corp (interest rate includes deferred interest of 2.75%)	Term Loan	05/23/14	05/27/18	1	*	5.50%	$12		$718	$720	$270

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Eugenio & Ayodele Trans Corp & (interest rate includes deferred interest of 2.50%)	Term Loan	09/26/13	03/28/19	1	*	5.00%	$13		$662	$637	$268
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$268	$268	$268
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$268	$268	$268
	Gilzian Enterprise LLC ## &	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$268	$268	$268
	Jean B Guerrier ## &	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$268	$268	$268
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$301	$268	$268
	Kornos Taxi Inc ## &	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$265	$265	$265
	Elsayed A Hassan ##	Term Loan	12/12/17	12/12/19	1	*	5.50%	$0	$258	$258	$258	$260
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$263	$263	$260
	Platform Taxi Service/Mbank	Term Loan	05/04/12	12/15/17	1	*	5.92%	$0		$252	$252	$252
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/17	1	*	4.50%	$0		$245	$245	$245
	Kesef Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$4		$244	$244	$244
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$229	$229	$229
	Ede Service Corp ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$210	$210	$210
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0		$204	$204	$205
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$197	$197	$196
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$197	$197	$195
	Lissade Aurelus ## & {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	5.00%	$0		$184	$184	$184
	Jackie L Chaiken ## &	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0		$175	$175	$176
	Birk Cab Corp/Note 1 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$5		$182	$170	$171
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$168	$170	$170
	Wai Tat Louie	Term Loan	05/07/15	05/25/20	1	*	5.00%	$0		$159	$161	$161
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$154	$154	$154
	Ede Service Corp/Mfun	Term Loan	07/24/07	12/20/17	1	*	2.81%	$0		$151	$153	$153
	Birk Cab Corp/Note 2 ## & (interest rate includes deferred interest of 1.25%)	Term Loan	03/11/15	05/09/18	1	*	5.00%	$3		$157	$145	$146
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$141
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$140	$140	$140
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0		$137	$137	$137
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$125
	Mk Multani/B Note	Term Loan	04/13/15	11/13/18	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	5.25%	$0		$117	$117	$117
	Sunu Miah And M Jahangi/Mbnk & (interest rate includes deferred interest of 2.25%)	Term Loan	05/12/14	08/15/18	1	*	5.25%	$3		$108	$108	$108
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$105	$105	$105
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	12/20/17	1	*	2.81%	$0		$101	$103	$103
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$95	$97	$97
	Jaswinder Singh/Note B (interest rate includes deferred interest of 2.00%)	Term Loan	04/27/16	04/27/18	1	*	4.50%	$3		$84	$84	$84
	1212 Taxi LLC (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$12	$750	$75	$75	$76
	Y Joey Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$400	$74	$74	$75
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$73	$75	$75
	Bu Taxi LLC/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$1	$75	$73	$73	$73
	Ede Service Corp	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$70	$70	$70
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$62	$62	$62
	Tyme Cab Corp (interest rate includes deferred interest of 2.75%)	Term Loan	06/26/14	06/25/20	1	*	5.00%	$6		$60	$60	$60
	Y Mommy Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$1	$60	$59	$59	$59
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.00%	$0		$56	$56	$56
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	4.00%	$0		$56	$56	$56
	Chahal & Nahal LLC (interest rate includes deferred interest of 4.165%)	Term Loan	04/21/14	04/21/18	1	*	8.33%	$2		$56	$56	$56
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$54	$54	$54
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$53	$53	$54
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$54	$54	$54
	Y Daddy Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$1		$53	$53	$53
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$51	$51	$52
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$51	$51	$51
	M.Y. Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$16	$960	$49	$49	$50
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$50	$50	$50

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Network Agami Cab Corp (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	02/27/13	05/01/19	1	*	4.25%	$6		$47	$47	$47
	Ptah Cab Corp (interest rate includes deferred interest of 1.00%) {Annually-Prime minus 1.75%}	Term Loan	03/12/14	05/01/19	1	*	4.25%	$6		$47	$47	$47
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	12/18/19	1	*	13.50%	$0		$47	$47	$47
	Ny Diploma Taxi Co	Term Loan	07/20/07	12/20/17	1	*	2.81%	$0		$46	$46	$46
	Orbit Agami Cab LLC & {Annually-Prime minus .25%}	Term Loan	11/05/10	10/01/19	1	*	4.00%	$0		$44	$44	$44
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$43	$43	$43
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$42	$42	$42
	Soho Cab Corp &	Term Loan	02/11/14	08/27/18	1	*	3.00%	$0		$124	$53	$31
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$29	$29	$29
	M.M.Y Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$12		$29	$29	$29
	Y Mati Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	N&A Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	Y Meir Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	S&M Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	Y Michal Taxi Inc/Mbnk (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$29	$29	$29
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$25	$25	$25
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$25	$25	$25
	Saba Moshe Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$22	$24
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$22	$24	$24
	Neomi & Z Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	M&J Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	Maya Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	Mtr Taxi Inc (interest rate includes deferred interest of 1.75%)	Term Loan	01/19/17	01/01/19	1	*	5.00%	$7	$422	$21	$21	$23
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$20	$22	$22
	Opera Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$20	$20	$20
	Ronen Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$20	$20	$20
	Mry Taxi Inc/Mbank (interest rate includes deferred interest of 1.75%)	Term Loan	07/16/12	01/01/19	1	*	5.00%	$0		$20	$20	$20
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$20	$20	$20
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0		$17	$17	$19
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.75%	$0		$16	$16	$16
	Surlak Taxi LLC/Mbnk (interest rate includes deferred interest of 9.187%)	Term Loan	04/25/14	04/17/18	1	*	18.38%	$1		$14	$14	$14
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$10	$12	$13
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$11	$11	$12
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$9	$9	$10
	Jean M Venord/Mbank	Term Loan	04/10/17	04/10/22	1	*	9.25%	$0	$8	$7	$7	$7
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$2	$4	$4
	Amr Aly Shafshak/Note B &	Term Loan	10/24/17	10/24/22	1	*	0.00%	$0	$307	$307	$307	$2
	Paros Taxi LLC &	Term Loan	03/28/14	08/27/18	1	*	3.00%	$0		$309	$228	$1
	Ilker Altaygil &	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$1	$1	$1
	D&P Baidwan LLC/Mbnk (interest rate includes deferred interest of 5.358%)	Term Loan	05/20/14	05/20/18	1	*	10.72%	$3		$84	$84	$0
	Pj Moe LLC/Mbnk & (interest rate includes deferred interest of 5.55%)	Term Loan	07/08/14	07/08/18	1	*	11.10%	$2		$74	$74	$0
	Pakt Medallions LLC/Mbnk & (interest rate includes deferred interest of 6.75%)	Term Loan	08/26/14	06/02/18	1	*	13.50%	$2		$43	$41	$0
	Davinder Singh/Mbnk (interest rate includes deferred interest of 7.118%)	Term Loan	04/23/14	04/20/18	1	*	13.04%	$3		$60	$60	$0
	Hshmul Taxi LLC/Mbnk &	Term Loan	03/17/14	05/31/19	1	*	6.50%	$0		$36	$34	$0
	Diin Taxi LLC/Mbnk &	Term Loan	12/27/16	06/27/18	1	*	0.00%	$0		$127	$119	$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$80	$71	$0
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	11/30/18	1	*	10.25%	$0		$74	$74	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Chicago					107	5%	4.74%	$227	$0	$20,172	$19,436	$15,602
	Sweetgrass Peach &Chadwick Cap ## (interest rate includes deferred interest of 1.00%)	Term Loan	08/28/12	02/24/18	1	*	6.00%	$20		$1,374	$1,374	$1,374
	Regal Cab Company Et Al ## &	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$658	$658	$658
	Chicago Medallion Two LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Chicago Medallion Three LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Chicago Medallion Four LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Chicago Medallion One LLC ## & (interest rate includes deferred interest of .75%)	Term Loan	12/02/11	12/02/16	1	*	3.75%	$14		$485	$470	$470
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	6.25%	$0		$418	$418	$418
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$408	$408	$408
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$407	$407	$407
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$407	$407	$407
	Chicago Medallion Nine LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$392	$376	$376
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	4.25%	$0		$284	$282	$283
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	4.25%	$0		$284	$282	$283
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$287	$282	$283
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$329	$282	$283
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$282	$282	$282
	Michael Two Cab Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$282	$282	$282
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$273	$274	$274
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	6.00%	$0		$274	$274	$274
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$238	$238	$238
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$240	$235	$236
	Natalia Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$236
	Natasha Transportation Inc ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$236
	N And M Valdof Hacking Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$236
	Harriet C Inc ## & (interest rate includes deferred interest of 2.75%)	Term Loan	10/19/12	10/17/18	1	*	5.25%	$29		$859	$859	$235
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$235	$235	$235
	Mike Taxi Corp ## &	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$235	$235	$235
	Lmb Taxi V Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$235	$235	$235
	Lmb Taxi Iv Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$235	$235	$235
	Glti Cab Corp &	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$210	$210	$210
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$202	$202	$203
	Santorini Four Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$189
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$189	$189	$189
	Santorini Five Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$188
	Santorini Six Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$188
	Tribeca Two Cab Corp ## & (interest rate includes deferred interest of 1.50%)	Term Loan	05/09/13	08/27/18	1	*	3.50%	$9		$704	$674	$188
	Chicago Medallion Seven LLC ## &	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$196	$188	$188
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$141	$141	$142
	Mikhalia Cabs Nine Inc ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$141	$141	$141
	Kayla Hacking Corp ## &	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$141	$141	$141
	Carol Of Illinois Enterprises &	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$644	$644	$141
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$100	$100	$101
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.50%	$0		$100	$100	$100
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$98	$98	$99
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$100	$94	$95
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$109	$94	$95
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$110	$94	$95
	Coffee Taxi LLC ## & (interest rate includes deferred interest of 1.50%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$6		$441	$418	$94
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$93	$93	$93
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.50%	$0		$85	$85	$85

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Grapevine Taxi LLC ## & (interest rate includes deferred interest of 1.50%)	Term Loan	10/10/13	08/27/18	1	*	3.50%	$2		$161	$153	$49
	C Dortch Inc ## & (interest rate includes deferred interest of 1.50%)	Term Loan	12/04/13	08/27/18	1	*	3.50%	$2		$182	$174	$49
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$47	$47	$48
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$50	$47	$48
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$50	$47	$48
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$55	$47	$48
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$54	$47	$48
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$62	$47	$48
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$49	$47	$48
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$51	$47	$48
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$60	$47	$48
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$54	$47	$48
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$50	$47	$48
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$49	$47	$48
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$47	$47	$48
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$56	$47	$48
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$51	$47	$48
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$53	$47	$48
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$47	$47	$48
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$55	$47	$48
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$56	$47	$48
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$51	$47	$48
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$55	$47	$48
	Antar Trans Inc &	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$47	$47	$48
	Bashiru Habib &	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$48	$47	$48
	Wubshet Inc ## &	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$50	$47	$48
	Tyrone Henderson &	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$48	$47	$48
	Measho Cab Corp &	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0		$74	$74	$48
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	0.00%	$0		$47	$47	$47
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$50	$47	$47
	Semhar Corp ## &	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$47	$47	$47
	Jpg Cab Corp &	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$47	$47	$47
	Significant Trans Inc ## &	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$47	$47	$47
	Asmara Inc ## &	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$47	$47	$47
	Kalib 2010 Inc ## &	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$47	$47	$47
	Delina Cab Inc &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$47	$47	$47
	Les & Thera LLC &	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$47	$47	$47
	Yemi Taxi Corp ## &	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$47	$47	$47
	Rahel Express Inc ## &	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$47	$47	$47
	Adi Express Inc ## &	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$47	$47	$47
	Tigray Cab Inc &	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$47	$47	$47
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$21	$21	$21
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$19	$19	$19
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$15	$15	$16
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$15	$15	$16
	Hudson Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$13		$90	$48	$14
	Oia Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$13		$93	$43	$12
	Tribeca Three Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$10		$73	$38	$10
	Santorini Two Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$11		$74	$34	$9
	Stny Taxi Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	08/01/14	08/27/18	1	*	3.50%	$11		$74	$32	$9
	Greenwich Cab Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$8		$56	$28	$8
	Any Cab Two Corp & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$5		$36	$19	$5

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	St Petersburg Taxi LLC & (interest rate includes deferred interest of 1.50%)	Term Loan	05/22/14	08/27/18	1	*	3.50%	$5		$36	$19	$5
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$3	$3	$3
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$10	$10	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0		$20	$20	$2
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$14	$12	$0
Newark					110	8%	5.34%	$2	$1,047	$21,999	$21,935	$21,684
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,278	$1,278	$1,278
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$668	$667	$667
	Cherubin Vincent &	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$605	$605	$605
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$589	$588	$588
	A.M.E. Transit Limited Liabili ## &	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$392	$392	$392
	Briana Taxi LLC &	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$332	$332	$332
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$304	$303	$304
	Mr. Milcent & Sons, LLC ##	Term Loan	04/24/14	04/24/20	1	*	5.00%	$0		$289	$289	$288
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$286	$286	$286
	1 Hope LLC	Term Loan	09/26/13	09/26/19	1	*	5.75%	$0		$274	$274	$273
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/19	1	*	5.25%	$0		$273	$273	$272
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$270	$270	$270
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/19	1	*	5.50%	$0		$270	$270	$269
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/20	1	*	5.25%	$0		$269	$269	$268
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/19	1	*	5.50%	$0		$269	$269	$268
	Angel Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$264	$264	$264
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$262	$262	$262
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$262	$262	$262
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/18	1	*	5.00%	$0		$262	$262	$262
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/19	1	*	5.50%	$0		$259	$259	$258
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.00%	$0		$253	$253	$252
	Hg & Zg Corporation &	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$249	$249	$249
	Magdala Corp ## &	Term Loan	08/16/13	08/16/19	1	*	5.50%	$0		$247	$247	$246
	Maitre Joa LLC	Term Loan	09/12/13	09/12/19	1	*	5.50%	$0		$241	$241	$240
	Simone Francois ##	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$239	$239	$238
	Hg & Zg Corporation &	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$232	$232	$232
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$231	$231	$231
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$229	$229	$229
	Peter Doe &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$227	$227	$228
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$224	$224	$224
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$222	$222	$222
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$219	$219	$219
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$218	$218	$218
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	11/09/19	1	*	6.00%	$0		$219	$219	$218
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$210	$210	$210
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$205	$205	$206
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$204	$204	$204
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$204	$204	$203
	T-Bozo Trans LLC (interest rate includes deferred interest of 1.50%)	Term Loan	04/25/13	04/25/19	1	*	6.25%	$2		$203	$202	$202
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/20	1	*	5.75%	$0		$203	$203	$202
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/19	1	*	5.50%	$0		$201	$201	$200
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$199	$199	$199
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/20	1	*	5.50%	$0		$198	$198	$197
	Timax 426 Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$196	$196	$196
	Les & Thera Transportation LLC &	Term Loan	07/12/13	07/12/18	1	*	5.50%	$0		$222	$217	$196
	Airport Travel LLC &	Term Loan	01/23/14	01/23/19	1	*	5.00%	$0		$309	$299	$196
	Jacob And Jasmina Inc &	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$196	$196
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$223	$204	$196
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$234	$228	$196
	Ekny Fils-Aime ## &	Term Loan	10/17/11	10/17/17	1	*	6.50%	$0		$195	$195	$195
	P.C. Taxi Corp &	Term Loan	06/13/13	12/13/18	1	*	6.00%	$0		$283	$279	$195
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0		$192	$192	$193
	Pachou LLC	Term Loan	09/21/17	09/21/19	1	*	4.50%	$0	$192	$190	$190	$192
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$191	$191	$191
	Dmd Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.50%	$0		$191	$191	$190
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$200	$189	$189
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$189	$189	$189
	Boss Carmel Taxi Inc ## &	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$186	$186	$186
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$186	$186	$186

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Joe And Princess LLC ##	Term Loan	10/12/17	04/12/20	1	*	5.50%	$0	$183	$183	$183	$183
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$183	$183	$183
	Jacob Joseph	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$182	$182	$181
	Erick Fleuridor	Term Loan	07/19/12	06/11/19	1	*	5.75%	$0		$181	$181	$180
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$177	$177	$177
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$176	$176	$176
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$175	$175	$175
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$175	$175	$175
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$170	$170	$170
	Daniele Taxi LLC ## &	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$166	$166	$166
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$163	$163	$163
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$162	$162	$162
	Nadia Philemon LLC	Term Loan	04/13/17	04/13/20	1	*	6.25%	$0	$163	$158	$158	$160
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$160	$160	$159
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$149	$149	$149
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$146	$146	$146
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$146	$146	$146
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$145	$145	$145
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$136	$136	$136
	Evana Destin	Term Loan	10/06/17	09/21/20	1	*	5.50%	$0	$135	$134	$134	$135
	534 Taxi LLC &	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$134	$134	$134
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$133	$133	$133
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$133	$133	$133
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$120	$120	$121
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$116	$116	$116
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$116	$116	$116
	424 Taxi LLC	Term Loan	08/17/17	08/17/20	1	*	6.00%	$0	$115	$111	$111	$113
	Forward Taxi Corp	Term Loan	05/18/17	05/18/20	1	*	6.00%	$0	$114	$109	$109	$110
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$111	$111	$110
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/19	1	*	5.50%	$0		$109	$109	$108
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0		$94	$94	$95
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$95	$95	$95
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$92	$92	$92
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$84	$84	$84
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$80	$80	$81
	Alhayat Taxi Inc	Term Loan	02/14/13	02/07/20	1	*	6.00%	$0		$75	$75	$74
	V And C Taxi LLC	Term Loan	05/18/17	05/18/19	1	*	5.25%	$0	$75	$72	$72	$73
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$72	$72	$73
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$73	$73	$73
	Mario P Jean-Louis ## &	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$70	$70	$70
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/22	1	*	5.50%	$0		$71	$71	$70
	Pola Trans Inc ##	Term Loan	08/17/17	08/17/20	1	*	5.75%	$0	$70	$68	$68	$69
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$66	$66	$67
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$65	$65	$66
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$60	$60	$61
	Gerald Jean-Louis ## &	Term Loan	04/25/13	04/25/19	1	*	5.50%	$0		$62	$62	$61
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$57	$57	$57
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$56	$56	$56
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/20	1	*	4.75%	$0		$40	$40	$40
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$36	$36	$36
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$10	$10	$11

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Boston					59	6%	4.51%	$0	$633	$18,907	$18,564	$18,504
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,099	$1,098	$1,099
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$803	$782	$783
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$701	$700	$701
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	08/30/19	1	*	4.25%	$0		$671	$671	$671
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$610	$549	$550
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$549	$549	$549
	Mish Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$556	$549	$549
	Southside Enterprises Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$554	$549	$549
	Arinze Trans Inc ## &	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$549	$549	$549
	Sasun Cab Inc &	Term Loan	02/20/13	02/01/19	1	*	4.25%	$0		$549	$549	$549
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$508	$508	$509
	Memory Cab Company Inc ## &	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$467	$467	$467
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$467	$466	$466
	Syed Cab Inc	Term Loan	02/27/15	04/27/18	1	*	4.00%	$0		$420	$420	$420
	Bailey Cab Inc &	Term Loan	11/09/12	11/17/18	1	*	5.25%	$0		$405	$405	$405
	Gladstone Taxi Corp Note A ##	Term Loan	10/04/17	10/05/19	1	*	4.00%	$0	$292	$292	$292	$294
	Louis-Jacques Family Taxi Inc	Term Loan	06/02/17	06/02/19	1	*	3.75%	$0	$292	$289	$289	$291
	Promesse Cab Inc &	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0		$274	$275	$277
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$275	$274	$276
	Baton Moise Cab Inc &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$312	$274	$276
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0		$274	$274	$276
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$323	$275	$276
	Beaudrin & Alexandra Taxi Inc &	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0		$274	$275	$276
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$284	$274	$275
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$298	$274	$275
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$280	$274	$275
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$313	$274	$275
	Benito & Roseline Cab Inc ## &	Term Loan	09/09/15	09/15/18	1	*	4.00%	$0		$362	$362	$275
	Ruth Cab Inc &	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$278	$275	$275
	Jv Taxi Inc &	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$280	$275	$275
	Urzal Taxi Inc &	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$280	$275	$275
	Oke Auguste Cab Inc &	Term Loan	01/31/14	01/31/18	1	*	4.00%	$0		$293	$275	$275
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$284	$274	$274
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$277	$274	$274
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$283	$274	$274
	Jason Cab Inc &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$280	$274	$274
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$276	$274	$274
	Joyful Ride Inc ## &	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$276	$274	$274
	God Is Able Inc ## &	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$282	$274	$274
	P&P Dumerant Corp &	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$280	$274	$274
	Eldali Transportation Inc &	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$275	$274	$274
	H And H Taxi Inc ## &	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$276	$274	$274
	Shemarjamalie Cab Inc &	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$281	$281	$274
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$268	$269
	Louine Cab Inc &	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$265	$262	$262
	Boband Cab Inc ##	Term Loan	11/06/12	03/10/19	1	*	4.25%	$0		$253	$253	$253
	Phatricksey Cab Inc ## &	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$237	$237	$237
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$234	$233	$233
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$226	$226	$226
	Stanley & Rachelle Cab Inc &	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$152	$152	$152
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$145	$145	$145
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$56	$56	$56
	Gladstone Taxi Corp Note B ##	Term Loan	10/04/17	11/05/22	1	*	4.50%	$0	$25	$25	$26	$28
	Louis-Jacques Family Taxi/Nt B	Term Loan	06/02/17	06/02/22	1	*	4.50%	$0	$24	$22	$22	$24
	Promesse Cab Inc &	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0		$21	$21	$23
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0		$16	$16	$18
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$16	$16	$17
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$10	$10	$11

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$3	$3	$3
Cambridge					13	0%	4.55%	$0	$0	$824	$773	$693
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$98	$98	$99
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$57	$49	$51
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$50	$49	$50
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$69	$49	$50
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$53	$49	$50
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$49	$49	$50
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$49	$49	$49
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$57	$49	$49
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$49	$49	$49
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$59	$49	$49
	Hope-Lynn Cabworks Inc ## &	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$49	$49	$49
	Drumman Trans Inc &	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$49	$49	$49
	Taxi Technology Inc ## &	Term Loan	12/11/13	12/29/17	1	*	5.00%	$0		$136	$136	$49
Other					9	0%	7.95%	$0	$0	$500	$482	$487
	Alexandrite Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$157	$157	$158
	Chametz Taxi LLC &	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$104	$104	$105
	Tjp Inc ## &	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$61	$61	$61
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$44	$38	$40
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$49	$38	$38
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$27	$26	$26
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$9	$9	$9
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$2	$2	$3

Total medallion loans ($183,529 pledged as collateral under borrowing arrangements)					648	73%	4.41%	$1,579	$12,578	$231,112	$228,416	$208,279

Commercial Loans
Secured mezzanine Secured mezzanine (22% North Carolina, 16% Minnesota, 7% Ohio, 6% Texas, 6% Delaware
6% California, 5% Oklahoma, 5% Oregon, 4% Kansas, 4% North Dakota, 4% Pennsylvania, and 15% all other states) (2)
Manufacturing (37% of the total)	Innovative Metal, Inc. dba Southwest Data Products (interest rate includes PIK interest of 2.00%)	Term Loan	04/06/17	04/06/24	1	2%	14.00%	$0	$5,000	$5,000	$5,000	$4,980
	Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$217		$4,217	$4,217	$4,179
	AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$397		$3,397	$3,397	$3,393
	Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$449		$3,249	$3,249	$3,249
	Liberty Paper Products Acquisition, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$101		$3,096	$3,096	$3,096
	EMI Porta Opco, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	12/11/17	03/11/23	1	1%	13.00%	$2	$3,000	$3,002	$3,002	$3,002
	BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	15.00%	$218		$2,718	$2,718	$2,718
	EGC Operating Company, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	09/30/14	09/30/19	1	1%	13.00%	$49		$1,959	$1,959	$1,959
	American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	09/30/18	1	1%	19.00%	$282		$1,782	$1,782	$1,782
	Tri-Tech Forensics, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	06/15/17	06/15/22	1	1%	14.00%	$0	$1,500	$1,500	$1,500	$1,500
	Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%			$1,390	$1,390	$1,390
	Filter Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	05/05/17	05/05/22	1	*	14.00%	$0	$1,250	$1,250	$1,250	$1,250
	Quaker Bakery Brands, Inc.	Term Loan	03/28/17	03/28/22	1	*	10.00%	$0	$200	$200	$200	$200
Arts, Entertainment, and Recreation (19% of the total)	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	11/27/17	03/31/20	1	3%	2.00%	$15	$7,827	$7,827	$7,827	$7,827
	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	06/22/16	03/31/20	1	1%	2.00%	$278		$2,034	$2,034	$2,034
	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	09/14/16	03/31/20	1	*	2.00%	$120		$1,000	$1,000	$1,000
	RPAC Racing LLC & (interest rate includes PIK interest of 2.00%)	Term Loan	11/19/10	03/30/20	1	2%	2.00%	$2,572		$5,611	$5,611	$5,611
Professional, Scientific, and Technical Services (18% of the total)	Weather Decision Technologies, Inc. (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$721		$4,221	$4,221	$4,214
	Weather Decision Technologies, Inc. (interest rate includes PIK interest of 7.00%)	Term Loan	11/08/17	06/30/18	1	*	14.00%	$2	$325	$327	$327	$327
	ADSCO Opco, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$87		$3,687	$3,687	$3,677
	Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$70		$3,670	$3,670	$3,670

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,998
	+	Portu-Sunberg Marketing LLC	Term Loan	10/21/16	02/21/22	1	*	12.00%	$0		$1,250	$1,250	$1,245
		J.R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	*	14.00%	$11		$1,156	$1,156	$1,156
Information (9% of the total)		US Internet Corp.	Term Loan	03/14/17	03/14/22	1	1%	14.50%	$0	$5,650	$4,075	$4,075	$4,062
		US Internet Corp. (interest rate includes PIK interest of 17.00%)	Term Loan	03/14/17	03/14/22	1	*	19.00%	$147	$1,000	$1,147	$1,147	$1,147
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,497
Wholesale Trade (6% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0		$2,880	$2,880	$2,880
		Harrell’s Car Wash Systems, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	07/03/17	09/03/22	1	1%	15.00%	$32	$2,000	$2,532	$2,532	$2,529
Mining, Quarrying, and Oil and Gas Extraction (5% of the total)		Green Diamond Performance Materials, Inc. (interest rate includes PIK interest of 4.50%)	Term Loan	09/08/17	09/08/24	1	1%	16.50%	$57	$4,000	$4,057	$4,057	$4,057
Transportation and Warehousing (4% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$410		$3,914	$3,914	$3,912
Construction (2% of the total)		Highland Crossing-M, LLC (interest rate includes PIK interest of 11.50%)	Term Loan	01/07/15	02/01/25	1	1%	11.50%			$1,445	$1,445	$1,444
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$241	$241	$241

Total secured mezzanine (2)						33	31%	12.09%	$6,237	$31,752	$88,334	$88,334	$88,226

Other secured commercial (51% New York, 42% New Jersey and 7% all other states)
Retail Trade (81% of the total)		Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	03/17/18	1	*	12.00%	$0		$999	$999	$999
		La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$519	$519	$518
		Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$72	$72	$71
		Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$13	$13	$13
		Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$61	$—
		Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$151	$130	$—
Accommodation and Food Services (12% of the total)		Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$126	$126	$125
		El Tropico Family Rest II LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$271	$180	$105
		El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$247	$238	$—
Transportation and Warehousing (4% of the total)		Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$75	$74	$75
Real Estate and Rental and Leasing (3% of the total)		Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$69	$65	$56

Total Other Commercial Loans (2)						11	1%	9.39%	$0	$0	$2,622	$2,477	$1,962

Total commercial loans (2)						44	31%	12.02%	$6,237	$31,752	$90,956	$90,811	$90,188

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking		Medallion Bank **	100% of common stock	05/16/02	None	1	101%	0.00%	$0			$138,282	$290,548
NASCAR Race Team		Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	42.40%	$0			$2,820	$4,623
Art Dealer		Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0			$1,777	$3,878
Loan Servicing		Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$97	$97
Professional Sports Team		LAX Group LLC	44.97% of membership interests	05/23/12	None	1	1%	0.00%	$0			$251	$3,001
Media		Medallion Taxi Media, Inc.	100% of common stock	01/01/17	None	1	*	0.00%	$0			$—	$0

Investment in Medallion Bank and other controlled subsidiaries, net						6	105%	0.83%	$0	$0	$0	$143,227	$302,147

Equity investments
Commercial Finance		Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$733	$456
NASCAR Race Team		Rpac Racing LLC	1,000 shares of Series D	08/25/15	None	1	1%	0.00%	$0			$—	$2,193
Loan Servicing		Upgrade, Inc.	666,668 shares of Series A-1 preferred stock	09/30/16	None	1	1%	0.00%	$0			$250	$1,455
Stuffed Toy Manufacturer		AA Plush Holdings, LLC d/b/a Animal Adventures	1.6% Common Units	08/15/14	None	1	*	0.00%	$0			$300	$300
Advertising Services		ADSCO Opco, LLC	7.9% Class A Series A-2 Units	10/25/16	None	1	*	0.00%	$0			$400	$400
Baby Sleep Products		BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% Units	08/01/14	None	1	*	0.00%	$0			$250	$250
IT Services		Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$103	$103
Wholesale Hobbyists’ Supplies		Classic Brands, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0			$—	$0
Engineering Design Services		DPIS Engineering LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$—	$0

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2017

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized / Deferred Interest	Original Cost of 2017 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Elevator Parts Manufacturer		EMI Porta HoldCo, LLC	3.56% of Series A-2 Preferred Units	12/11/17	None	1	*	0.00%	$0	$500		$500	$500
Industrial Filters Manufacturer		Filter Holdings, Inc.	7.14% of Common Stock, 7.14% of Preferred Stock	05/05/17	None	2	*	0.00%	$0	$207		$207	$207
Specialty Sand Products		Green Diamond Performance Materials, Inc.	4.26% of Series A Preferred Stock	09/08/17	None	1	*	0.00%	$0	$200		$200	$200
Car Wash Equipment Manufacturer		Harrell’s Car Wash Systems, Inc.	0.89% of Common Stock	07/03/17	None	1	*	0.00%	$0	$104		$104	$104
Sheet Metal Manufacturer		SWDP Acquisition Co., LLC	9.9875% of LLC Units	04/06/17	None	1	*	0.00%	$0	$400		$400	$400
Paper Tapes Manufacturer		Liberty Paper Products Acquisition, LLC	100% of Series A Preferred Units—12% TOTAL	06/09/16	None	1	*	0.00%	$0			$350	$350
Environmental Consulting Services		Northern Technologies, LLC	8.27% of LLC units	01/29/2016, 12/5/16 & 6/12/17	None	3	*	0.00%	$0	$58		$408	$408
Food Manufacturer		PACA Foods, LLC	Warrant for 10% of the Company’s Convertible Preferred Shares	12/31/10	02/17/20	1	*	0.00%	$0			$—	$0
Space Heater Manufacturer		Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0			$135	$135
Marketing Services		Portu-Sunberg Marketing LLC	0.86% LLC units	10/19/16	None	1	*	0.00%	$0			$50	$50
		Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0			$200	$200
		Portu-Sunberg Marketing LLC	Warrant for 2.85% of the outstanding stock	12/31/12	07/24/20	1	*	0.00%	$0			$—	$0
Machinery Manufacturer	+	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Shelving Manufacturer		Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$—	$0
Hand Tool Manufacturer		Stride Tool Holdings, LLC	7.14% of LLC units	04/05/16	None	1	*	0.00%	$0			$500	$500
Investment Castings		Tech Cast Holdings, LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300
Forensic Supplies		Tri-Tech Forensics, Inc.	4.91% of Common Stock; 4.61% of Preferred Stock	06/15/17	None	3	*	0.00%	$0	$192		$192	$192
Weather Forecasting Services		Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500	$500

Equity investments, net						32	3%	0.00%	$0	$1,661	$0	$6,400	$9,521

Investment securities
Investment securities, net						0	0%	0.00%	$0	$0	$0	$—	$0

Net Investments ($183,529 pledged as collateral under borrowing arrangements) (3)						730	212%	4.73%	$7,816	$45,991	$322,068	$468,854	$610,135

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,237 of interest income capitalized into the outstanding investment balances, and $1,579 of deferred interest income, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 212%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $220,597, $21,306 and $199,291, respectively. The tax cost of investments was $410,844.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2017.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 59% and up to 48% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2017.

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Medallion Loans
New York					380	66%	3.67%	$0	$15,068	$202,845	$202,469	$189,571
	Sean Cab Corp ##	Term Loan	12/09/11	11/23/18	1	1%	4.63%	$0		$3,270	$3,270	$3,270
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$2,545	$2,545	$2,545
	Real Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$350	$350	$350
	Real Cab Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$338	$338	$338
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	1%	2.81%	$0		$1,527	$1,527	$1,527
	Slo Cab Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Slo Cab Corp ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$203	$203	$203
	Esg Hacking Corp ##	Term Loan	03/12/14	03/12/17	1	1%	3.50%	$0		$1,713	$1,713	$1,714
	Whispers Taxi Inc ## &	Term Loan	05/28/13	05/28/16	1	1%	3.35%	$0		$2,026	$2,014	$1,531
	Christian Cab Corp &	Term Loan	11/27/12	11/27/18	1	1%	3.75%	$0		$1,489	$1,489	$1,493
	Junaid Trans Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/30/13	04/29/19	1	*	4.50%	$0		$1,409	$1,409	$1,409
	Ocean Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,379	$1,379	$1,379
	Jacal Hacking Corp ##	Term Loan	12/20/13	12/20/16	1	*	3.50%	$0		$1,379	$1,379	$1,379
	Avi Taxi Corporation ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Apple Cab Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Anniversary Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Hj Taxi Corp ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Kby Taxi Inc ##	Term Loan	04/11/14	04/11/17	1	*	3.25%	$0		$1,366	$1,366	$1,366
	Bunty & Jyoti Inc ##	Term Loan	03/13/13	12/13/18	1	*	2.50%	$0		$1,336	$1,336	$1,336
	Penegali Taxi LLC ##	Term Loan	12/11/14	12/10/17	1	*	3.75%	$0		$1,331	$1,331	$1,332
	Sonu-Seema Corp ##	Term Loan	12/07/12	12/20/18	1	*	2.50%	$0		$1,313	$1,313	$1,313
	Uddin Taxi Corp ##	Term Loan	11/05/15	11/05/18	1	*	4.75%	$0		$1,298	$1,297	$1,298
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$1,018	$1,017	$1,018
	Yosi Transit Inc ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Yosi Transit Inc ##	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$135	$135	$135
	Perem Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,254	$1,254	$1,256
	S600 Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	05/01/16	05/01/21	1	*	3.75%	$0	$1,276	$1,254	$1,254	$1,256
	Ela Papou LLC ##	Term Loan	06/27/14	06/27/17	1	*	3.63%	$0		$1,236	$1,236	$1,236
	Concourse Cab Corp ## &	Term Loan	11/14/13	11/14/16	1	*	3.75%	$0		$1,245	$1,219	$1,220
	Earie Hacking LLC ##	Term Loan	12/28/15	12/28/20	1	*	3.60%	$0		$1,215	$1,215	$1,217
	Cfn Cab Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,201	$1,201	$1,202
	Miklos Hacking Corp ##	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$1,201	$1,201	$1,202
	Amme Taxi Inc ##	Term Loan	10/21/13	10/21/18	1	*	3.70%	$0		$1,198	$1,198	$1,198
	Ride Yellow LLC ## &	Term Loan	02/01/13	11/01/16	1	*	3.10%	$0		$1,184	$1,184	$1,184
	Ming Trans Corp ##	Term Loan	11/19/12	03/01/17	1	*	3.70%	$0		$1,168	$1,168	$1,168
	Flow Taxi Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Lil Amandachaka Hacking Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Ukraine Service Co ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,142	$1,130	$1,130	$1,132
	Tosal Hacking Corp ##	Term Loan	04/01/13	11/01/17	1	*	2.50%	$0		$1,072	$1,072	$1,072

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Avilie Service Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$1,069	$1,068	$1,069
	Red Army Cab Corp ## {Annually-Prime plus .25%}	Term Loan	06/27/16	07/01/21	1	*	3.75%	$0	$1,069	$1,056	$1,056	$1,058
	New Direction Cab Corp ##	Term Loan	11/18/11	11/18/17	1	*	4.00%	$0		$1,044	$1,044	$1,044
	Big Ari Taxi Corp ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,028	$1,027	$1,028
	Hamilton Transit LLC ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,494	$1,484	$1,022
	Benson Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	D & G Taxi Inc ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,034	$1,034	$1,021
	Dayna Hacking Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	Daytona Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,478	$1,021
	Devin Taxi Corp ## &	Term Loan	05/28/13	05/28/16	1	*	3.35%	$0		$1,351	$1,344	$1,021
	Kaderee M & G Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,488	$1,478	$1,021
	Rs Hacking Corp ## &	Term Loan	05/28/13	08/28/16	1	*	3.35%	$0		$1,042	$1,042	$1,021
	Silke Hacking Corp ## &	Term Loan	03/26/14	03/26/17	1	*	3.38%	$0		$1,495	$1,485	$1,021
	Bellsky Taxi LLC ## {Annually-Prime}	Term Loan	08/14/13	08/14/19	1	*	3.50%	$0		$1,021	$1,020	$1,021
	Jump Service Co Inc ## {Annually-Prime plus .25%}	Term Loan	02/11/13	03/01/19	1	*	3.75%	$0		$993	$993	$993
	Gaultier Hacking Corp ##	Term Loan	08/27/12	09/14/17	1	*	4.50%	$0		$975	$975	$975
	M.Y. Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$960	$960	$960
	Global Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Planet Agami Cab LLC ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Universal Agami Transit Inc ## {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$951	$951	$951
	Humidity Hacking Corp ##	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$949	$948	$950
	Nelsk Taxi Inc ##	Term Loan	08/20/13	08/15/18	1	*	3.00%	$0		$937	$936	$937
	G Michael Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$911	$911	$912
	Hedy Hacking Corp. ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$885
	Nedrag Trans Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$884
	Typhoon Hacking Corp ##	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$882	$882	$884
	Ikaria Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,743	$1,733	$869
	Kos Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,734	$869
	Pontios Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,744	$1,739	$869
	Sag Taxi LLC ## &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$1,738	$1,733	$869
	Lety Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$864	$864	$864
	Brigitte Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$846	$846	$847
	Btr Taxi Inc ##	Term Loan	06/16/14	06/16/17	1	*	3.75%	$0		$843	$843	$843
	Go Boy Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$838	$838	$838
	Holdem Cab Corp ## {Annually-Prime plus 1.00%}	Term Loan	04/10/13	04/10/19	1	*	4.50%	$0		$838	$838	$838
	Ash Trans Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$807	$807	$808
	Ganz Express Cab Cor ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$793	$793	$794
	Samantha’S Cab Corp ##	Term Loan	09/14/15	09/14/17	1	*	2.50%	$0		$774	$774	$775
	Garcha Randhawa Taxi Corp ## & {Annually-Prime plus 1.00%}	Term Loan	05/31/13	05/30/19	1	*	4.50%	$0		$773	$773	$773
	Gur & Dev Taxi LLC	Term Loan	02/18/14	09/25/18	1	*	2.50%	$0		$767	$767	$767
	Agape-Mou Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Asterik Cab Co Inc ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766
	Copper One Cab Corp ##	Term Loan	02/17/12	02/12/17	1	*	3.90%	$0		$766	$766	$766
	Gurpreet Singh & Manpreet Sing ##	Term Loan	06/25/13	06/25/18	1	*	2.50%	$0		$764	$764	$764
	1212 Taxi LLC ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zahav Taxi LLC ## &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$750	$750	$750
	Zus Trading Inc ##	Term Loan	08/09/13	07/27/18	1	*	2.50%	$0		$750	$750	$750
	Danny Truong ##	Term Loan	07/30/14	07/30/17	1	*	3.75%	$0		$745	$745	$746
	Ghulam Abbas ##	Term Loan	04/17/13	05/23/18	1	*	2.50%	$0		$740	$740	$740
	Hot Wheels Taxi LLC ## &	Term Loan	03/01/13	12/01/16	1	*	3.10%	$0		$738	$738	$738
	Espiye Taxi Corp	Term Loan	05/23/14	05/27/17	1	*	3.75%	$0		$732	$732	$732
	Gilberto Barrera ## &	Term Loan	04/02/14	04/02/17	1	*	4.00%	$0		$729	$729	$729
	Alltaxitwo Cab Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0	$726	$726	$726	$728
	Orys Trans Corp ## {Annually-Prime}	Term Loan	12/21/16	12/21/26	1	*	3.25%	$0	$726	$726	$726	$728
	Joseph Gerard Pierre ## &	Term Loan	07/07/14	07/07/17	1	*	3.75%	$0		$706	$706	$706
	Mandeep Multani & Ravinder Sin ##	Term Loan	03/19/14	12/23/17	1	*	2.00%	$0		$704	$704	$704
	Rakesh Aggarwal & Jasvir Singh ##	Term Loan	05/07/14	05/07/17	1	*	3.85%	$0		$702	$702	$702
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/17	1	*	4.00%	$0		$694	$694	$695
	New Express Cab Corp ##	Term Loan	03/31/15	03/30/17	1	*	4.25%	$0		$695	$695	$695
	Carlos Govea ##	Term Loan	06/05/14	06/05/17	1	*	3.75%	$0		$694	$694	$694
	Ilker Altaygil ## &	Term Loan	07/18/13	06/17/18	1	*	2.50%	$0		$692	$692	$692
	Joseph R Jean ##	Term Loan	04/15/13	04/25/18	1	*	4.25%	$0		$686	$686	$686
	Leo P. Roland ##	Term Loan	12/03/13	12/03/16	1	*	3.75%	$0		$671	$671	$671
	Iddy Biddy Cab Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$668	$668	$669
	Jbob Hacking Corp ##	Term Loan	10/09/15	10/09/18	1	*	4.25%	$0		$668	$668	$669
	Kawarjeet Singh & Maan Singh ##	Term Loan	05/15/13	12/08/17	1	*	4.00%	$0		$668	$668	$668
	Malcolm Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$667	$667	$668
	Oyaz Hacking Corp ##	Term Loan	08/05/15	08/05/18	1	*	4.25%	$0		$667	$667	$668
	Aminder Pal Singh ##	Term Loan	11/21/13	11/21/17	1	*	4.50%	$0		$665	$665	$665
	Avtar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$656	$656	$657
	Gilzian Enterprise LLC ##	Term Loan	05/22/14	05/22/17	1	*	3.88%	$0		$656	$656	$656
	Yvon Louissaint ##	Term Loan	02/20/14	02/20/17	1	*	3.88%	$0		$650	$650	$650
	Balwinder Singh ##	Term Loan	10/02/15	10/02/18	1	*	4.50%	$0		$642	$642	$643
	Sukhdev Singh & Harpal S Bhola ##	Term Loan	12/04/13	12/04/16	1	*	3.75%	$0		$643	$643	$643
	Preslert Louis ## &	Term Loan	05/30/13	05/30/18	1	*	3.50%	$0		$642	$642	$642
	Parvinder Singh ## {Annually-Prime plus 1.00%}	Term Loan	08/13/13	08/13/21	1	*	4.50%	$0		$639	$639	$639
	Bruce Schneider ## {Annually-Prime plus 1.00%}	Term Loan	05/10/13	05/10/19	1	*	4.50%	$0		$638	$638	$637
	Brunet Lucas ## &	Term Loan	06/06/13	06/06/18	1	*	1.75%	$0		$635	$635	$635
	Alexander Vizueta ## &	Term Loan	04/01/14	09/01/17	1	*	2.50%	$0		$634	$634	$634
	Shanu Miah ##	Term Loan	06/20/13	06/20/18	1	*	2.50%	$0		$633	$633	$633
	Tripta Nfn & Jagdeep Kumar Cab	Term Loan	11/12/14	11/12/17	1	*	4.00%	$0		$631	$631	$633
	Kerolus Waheib Makhail	Term Loan	12/27/12	12/08/18	1	*	4.13%	$0		$630	$630	$630

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Shahdad Bhatti Cab Corp ## &	Term Loan	08/18/14	08/18/17	1	*	4.37%	$0		$629	$629	$629
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$623	$623	$624
	Donald Singh ## &	Term Loan	10/11/13	10/11/18	1	*	2.50%	$0		$622	$622	$622
	Jordan O Ohene ##	Term Loan	05/24/13	05/02/18	1	*	4.75%	$0		$613	$613	$613
	Charanjeet Kaur & Manjit Singh ##	Term Loan	10/28/13	10/28/18	1	*	2.50%	$0		$604	$604	$604
	Jaswinder Singh/Note A ##	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$610	$600	$600	$602
	Spyridon Tzorzis ## &	Term Loan	07/10/13	07/12/17	1	*	2.50%	$0		$592	$592	$592
	Lesly Jeanjoseph ##	Term Loan	05/08/13	05/16/18	1	*	3.00%	$0		$591	$591	$591
	Aujla Cab Corp ##	Term Loan	04/23/14	04/23/17	1	*	3.75%	$0		$587	$587	$587
	Jasvir S Dhaliwal ##	Term Loan	07/01/13	04/26/18	1	*	4.25%	$0		$582	$582	$582
	Albro Hacking, Corp. ##	Term Loan	07/10/14	07/10/17	1	*	3.63%	$0		$581	$581	$581
	Marian Cab Corp ##	Term Loan	06/19/12	06/19/19	1	*	4.50%	$0		$581	$581	$581
	Joseph W Charles	Term Loan	05/27/14	05/27/17	1	*	3.70%	$0		$578	$580	$580
	Mohammed Hossen & Abrar Hanif ##	Term Loan	03/11/13	03/11/18	1	*	4.50%	$0		$580	$580	$580
	Bliss Cab Corp ##	Term Loan	10/21/10	10/05/18	1	*	4.25%	$0		$576	$576	$576
	Anmol Usa LLC ## &	Term Loan	10/01/14	09/26/17	1	*	3.75%	$0		$575	$575	$575
	Marc C Bastien ## &	Term Loan	04/11/13	05/24/18	1	*	4.00%	$0		$575	$575	$575
	Turgut Duman ## &	Term Loan	12/02/15	12/02/18	1	*	4.13%	$0		$567	$567	$569
	Roudy Moliere &Jean B Letang ## &	Term Loan	01/15/16	01/15/18	1	*	5.00%	$0	$569	$565	$565	$566
	Man Singh ##	Term Loan	02/25/13	02/09/18	1	*	4.50%	$0		$564	$564	$564
	Manuel F Pena ## &	Term Loan	11/26/13	10/26/17	1	*	2.00%	$0		$561	$561	$561
	Sushil Maggoo ##	Term Loan	12/09/15	12/09/18	1	*	3.90%	$0		$559	$559	$561
	Oradeanul Taxi Corp ##	Term Loan	01/30/13	02/01/18	1	*	5.00%	$0		$560	$560	$560
	Tarek Elsaid ##	Term Loan	05/12/14	05/12/17	1	*	3.63%	$0		$557	$557	$557
	Mukhtiar Singh ##	Term Loan	08/29/14	08/29/17	1	*	3.75%	$0		$555	$555	$556
	Sphinx Rc LLC	Term Loan	08/25/16	08/25/19	1	*	3.50%	$0	$558	$553	$553	$555
	Sukhdev Singh & Harpreet Singh ##	Term Loan	07/13/16	07/13/19	1	*	3.75%	$0	$558	$553	$553	$555
	Rose And Jean Service LLC ## &	Term Loan	06/15/16	06/15/19	1	*	4.00%	$0	$554	$552	$552	$554
	Humberto Ontaneda ##	Term Loan	10/17/13	09/23/18	1	*	2.50%	$0		$550	$550	$550
	K.R. Express Cab Corp ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$549	$549	$550
	Mci Taxi Inc ##	Term Loan	10/29/15	10/29/18	1	*	4.75%	$0		$549	$549	$550
	Alexander A Malamud ##	Term Loan	02/28/13	02/26/18	1	*	4.00%	$0		$548	$548	$548
	Yves Bazile ##	Term Loan	09/16/15	03/15/18	1	*	4.75%	$0		$544	$544	$545
	Jean J Monteau ##	Term Loan	12/06/12	06/07/18	1	*	4.50%	$0		$538	$538	$538
	Gilbert Chong ##	Term Loan	10/28/15	10/28/17	1	*	4.50%	$0		$536	$536	$537
	Magloire David ##	Term Loan	07/24/15	08/12/18	1	*	2.50%	$0		$534	$534	$535
	Dani Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$534	$534	$534
	Emad S Tadros ##	Term Loan	05/18/16	05/18/18	1	*	3.25%	$0	$540	$532	$532	$534
	Rafi Mohammad ##	Term Loan	02/27/13	02/03/18	1	*	4.50%	$0		$533	$533	$533
	Newton Sodhi ## {Annually-Prime plus 1.00%}	Term Loan	05/06/13	05/06/19	1	*	4.50%	$0		$533	$533	$533
	Rafael A Pena ##	Term Loan	09/18/13	08/29/18	1	*	2.00%	$0		$526	$526	$526

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Maria L Denocua ##	Term Loan	09/17/15	09/17/17	1	*	4.40%	$0		$523	$523	$524
	Amarjit Sangera ##	Term Loan	11/18/15	05/18/18	1	*	4.50%	$0		$519	$519	$520
	Sandeep Transport LLC ##	Term Loan	06/23/16	06/23/19	1	*	3.75%	$0	$522	$518	$518	$520
	Fernande Paul Cab Corp ## {Annually-Prime}	Term Loan	01/24/13	05/24/19	1	*	3.50%	$0		$518	$518	$518
	Nycyellow LLC ##	Term Loan	12/21/16	12/21/19	1	*	3.50%	$0	$512	$512	$512	$514
	Travis R Bazile & Jean Exinvil ##	Term Loan	10/21/15	10/21/18	1	*	4.90%	$0		$512	$512	$513
	Luis E Perez ##	Term Loan	03/19/14	03/19/17	1	*	3.75%	$0		$512	$512	$512
	Nana K Adom ##	Term Loan	10/05/15	04/05/18	1	*	4.50%	$0		$496	$496	$497
	Amjad Abbas ##	Term Loan	12/19/13	12/19/16	1	*	3.40%	$0		$496	$496	$496
	Frantz Louhis & Joseph Paul ##	Term Loan	06/08/12	06/08/17	1	*	4.50%	$0		$495	$495	$495
	Albert A Agyemang ##	Term Loan	07/09/13	07/09/18	1	*	3.00%	$0		$492	$492	$492
	Jaswinder K Sharma ##	Term Loan	10/08/15	10/08/17	1	*	4.50%	$0		$487	$487	$488
	Momar Diagne ##	Term Loan	05/12/14	05/12/17	1	*	4.50%	$0		$471	$471	$471
	Adil Lone ##	Term Loan	09/10/15	09/10/17	1	*	4.25%	$0		$468	$468	$469
	Ahmed Elsayed ## &	Term Loan	11/22/13	11/22/16	1	*	3.50%	$0		$469	$469	$469
	Gbcab LLC ## &	Term Loan	08/19/15	08/19/18	1	*	3.75%	$0		$647	$637	$467
	Gerardo Barrera ## &	Term Loan	08/08/14	08/08/17	1	*	4.00%	$0		$643	$630	$466
	Ghotra & Ghotra LLC &	Term Loan	12/19/13	12/19/17	1	*	2.50%	$0		$793	$780	$466
	Louis A Alphonse ## &	Term Loan	02/21/13	02/18/19	1	*	4.50%	$0		$466	$466	$466
	Anwar Khalifa ## &	Term Loan	08/07/14	08/07/17	1	*	4.50%	$0		$644	$644	$465
	Dominique Ismael ## &	Term Loan	03/10/14	03/10/17	1	*	3.88%	$0		$531	$517	$465
	Erwich Chery &	Term Loan	09/29/14	09/27/17	1	*	4.25%	$0		$542	$542	$465
	Guivarch Thimothe &	Term Loan	09/19/12	09/07/17	1	*	4.75%	$0		$587	$587	$465
	Jasvinder Chhoker + Dam Singh	Term Loan	11/10/11	05/30/18	1	*	4.50%	$0		$465	$465	$465
	Joseph Paul Desir ## &	Term Loan	07/28/14	08/30/19	1	*	2.50%	$0		$647	$633	$465
	Alika Awan Trans Corp ## &	Term Loan	09/04/13	09/04/16	1	*	3.85%	$0		$734	$734	$464
	Arman And Mehtab Padda Taxi Co ## &	Term Loan	06/19/13	06/19/16	1	*	3.88%	$0		$784	$772	$464
	Atef A Khalil &	Term Loan	07/09/14	07/09/17	1	*	3.85%	$0		$695	$695	$464
	Binh Pham ## &	Term Loan	04/23/14	04/23/17	1	*	4.00%	$0		$721	$717	$464
	Carmay Latendresse ## &	Term Loan	05/19/14	11/09/17	1	*	2.50%	$0		$705	$694	$464
	Dhuri And Barnala Cab Corp ## &	Term Loan	06/03/13	06/03/16	1	*	3.80%	$0		$753	$750	$464
	Eli Parada ## &	Term Loan	11/27/13	11/27/16	1	*	3.65%	$0		$538	$538	$464
	Guy Merisier ## &	Term Loan	07/25/14	07/25/17	1	*	4.13%	$0		$568	$568	$464
	Harold Torres ##	Term Loan	02/25/16	02/25/18	1	*	4.00%	$0	$471	$463	$463	$464
	Haroon Sharif ## &	Term Loan	05/21/13	05/18/18	1	*	2.50%	$0		$748	$748	$464
	Joseph L Flovel ## &	Term Loan	10/31/13	10/30/17	1	*	2.50%	$0		$628	$628	$464
	Mian Cab Corp ## &	Term Loan	01/21/14	01/21/17	1	*	4.00%	$0		$590	$590	$464
	Samiullah Zaman ## &	Term Loan	04/07/14	04/07/17	1	*	4.00%	$0		$729	$724	$464
	Samy Baddar ## &	Term Loan	07/18/13	03/07/18	1	*	2.50%	$0		$711	$689	$464
	Strivers Way Inc ## &	Term Loan	12/17/13	12/17/16	1	*	3.85%	$0		$666	$651	$464
	Tamimu Aliu ## &	Term Loan	05/28/13	05/28/16	1	*	4.25%	$0		$534	$534	$464

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Amr Aly Shafshak &	Term Loan	11/04/13	06/26/17	1	*	4.25%	$0		$707	$700	$463
	Avner Ben-Levy ## &	Term Loan	05/29/12	05/28/17	1	*	4.25%	$0		$483	$466	$463
	Frands Fequiere ## &	Term Loan	01/20/16	01/20/18	1	*	5.25%	$0	$464	$461	$461	$462
	Eustache Romain ## &	Term Loan	02/26/13	04/06/18	1	*	4.50%	$0		$460	$460	$460
	M Irshad Chaudhry & Mhd Ramzan ##	Term Loan	03/21/11	03/21/18	1	*	3.75%	$0		$457	$457	$457
	Joseph Jean ##	Term Loan	03/14/12	02/10/18	1	*	4.50%	$0		$452	$452	$452
	I&I Cab Corp ##	Term Loan	03/19/13	02/09/19	1	*	3.75%	$0		$449	$449	$449
	Shubal C Ghose ##	Term Loan	03/20/15	03/20/17	1	*	4.25%	$0		$444	$444	$444
	W.B.L.S Taxi Inc ## &	Term Loan	08/09/12	11/01/16	1	*	3.10%	$0		$444	$444	$444
	Mohammad Azhar ##	Term Loan	02/24/14	02/24/17	1	*	3.75%	$0		$439	$439	$439
	Rahul Amin ##	Term Loan	06/11/14	06/26/17	1	*	3.63%	$0		$431	$431	$431
	M&J Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Maya Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Mtr Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Neomi & Z Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Saba Moshe Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$422	$422	$422
	Gustavo E Cabrejos ##	Term Loan	10/07/15	04/07/18	1	*	4.50%	$0		$416	$416	$417
	Lelio Bresier & Jeanne Bresier ##	Term Loan	03/06/13	04/08/18	1	*	4.50%	$0		$417	$417	$417
	Mokbul Choudhury ##	Term Loan	08/25/14	08/25/17	1	*	4.00%	$0		$410	$410	$411
	Santokh Bangay ##	Term Loan	12/10/12	05/23/18	1	*	4.50%	$0		$406	$406	$406
	Dady Hamel ##	Term Loan	12/26/13	12/26/16	1	*	3.50%	$0		$402	$402	$402
	Verity Taxi Inc ##	Term Loan	02/08/13	02/08/18	1	*	3.60%	$0		$400	$400	$400
	Y Joey Taxi Inc ## &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$400	$400	$400
	Sweeney And Sweeney ##	Term Loan	09/29/15	03/28/18	1	*	4.50%	$0		$398	$398	$398
	David Mashkabov ##	Term Loan	10/26/11	10/24/17	1	*	4.00%	$0		$394	$394	$394
	Senoz Cab Corp &	Term Loan	05/23/14	05/23/17	1	*	3.00%	$0		$748	$729	$394
	Amr & Rina Taxi Inc &	Term Loan	07/15/13	06/26/16	1	*	4.25%	$0		$667	$667	$393
	Eugenio & Ayodele Trans Corp &	Term Loan	09/26/13	09/26/16	1	*	4.25%	$0		$665	$657	$393
	Jacob Kuruvilla ##	Term Loan	11/11/09	12/05/17	1	*	3.75%	$0		$387	$387	$387
	Carlot Dalce ##	Term Loan	07/09/13	07/09/18	1	*	4.75%	$0		$385	$385	$385
	L&A Tarafdar Taxi Inc {Annually-Prime plus 1.00%}	Term Loan	05/24/16	05/24/19	1	*	4.50%	$0	$380	$376	$376	$378
	Melimajua Cab Corp ##	Term Loan	10/14/14	10/14/17	1	*	3.90%	$0		$376	$376	$377
	Daca Taxi Inc ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$376	$376	$376
	Pierre Jeune ##	Term Loan	12/14/12	06/09/18	1	*	4.50%	$0		$374	$374	$374
	Pierre Cadet ##	Term Loan	03/19/13	03/19/18	1	*	4.50%	$0		$368	$368	$368
	Chuhar Singh ##	Term Loan	06/06/13	06/15/18	1	*	4.25%	$0		$366	$366	$366
	Eduard Neyman	Term Loan	05/24/13	05/24/20	1	*	4.00%	$0		$361	$361	$362
	Yberto Santana ##	Term Loan	02/27/14	02/27/17	1	*	3.75%	$0		$362	$362	$362
	Bucur Express Cab Corp ##	Term Loan	06/02/11	06/02/17	1	*	3.68%	$0		$361	$361	$361
	Shah M Rahman ##	Term Loan	11/25/13	11/25/17	1	*	4.50%	$0		$356	$356	$356
	Sincere Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$360	$360	$356

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Anthony Okyere Duah ##	Term Loan	06/10/11	06/10/17	1	*	3.63%	$0		$351	$351	$351
	Wai Tat Louie	Term Loan	05/07/15	05/07/17	1	*	5.00%	$0		$348	$348	$348
	Serge Bonny ##	Term Loan	03/11/13	03/14/18	1	*	4.50%	$0		$347	$347	$347
	Double Cab Corp ##	Term Loan	07/13/12	06/12/17	1	*	4.50%	$0		$338	$338	$338
	Malkit Singh ##	Term Loan	07/16/15	01/16/18	1	*	4.50%	$0		$332	$332	$333
	Rehmet Khan ##	Term Loan	03/11/15	03/11/17	1	*	4.00%	$0		$331	$331	$331
	Essa & Soliman Transit Inc ##	Term Loan	04/19/13	03/08/18	1	*	4.75%	$0		$329	$329	$329
	Jasvir Singh	Term Loan	11/27/12	11/27/22	1	*	4.25%	$0		$322	$322	$325
	Surjit Singh ##	Term Loan	10/25/13	10/25/18	1	*	3.80%	$0		$321	$321	$322
	Georges Desrosiers ##	Term Loan	07/23/14	07/23/17	1	*	4.50%	$0		$310	$310	$310
	Bj Cab Corp/Note 1 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$297	$297	$297
	Bj Cab Corp/Note 2 Of 2 {Annually-Prime plus 1.00%}	Term Loan	06/12/13	09/12/19	1	*	4.50%	$0		$297	$297	$297
	Joubert Toussaint ##	Term Loan	03/09/15	03/09/17	1	*	4.00%	$0		$293	$293	$293
	Aem Transportation Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Macbak Trans Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Micdavid Hacking Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Musa Corp ##	Term Loan	01/26/15	01/26/20	1	*	4.25%	$0		$287	$287	$288
	Cleopatra Cab Corp ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Crossbow Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	King “D” Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	King Verin Taxi Inc ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Petia Cab Corporation ## {Annually-Prime}	Term Loan	01/17/12	10/01/21	1	*	3.50%	$0		$284	$284	$284
	Elsayed A Hassan ##	Term Loan	11/28/11	11/21/17	1	*	4.25%	$0		$278	$278	$278
	Jean B Guerrier ##	Term Loan	08/08/12	08/10/17	1	*	4.50%	$0		$275	$275	$275
	Kornos Taxi Inc ##	Term Loan	09/04/12	09/04/17	1	*	4.50%	$0		$270	$270	$270
	Anba Taxi Inc ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$270	$270	$267
	Corsi Cab Corp ##	Term Loan	06/21/11	06/21/20	1	*	4.75%	$0		$270	$270	$267
	Zorro Taxi Inc ##	Term Loan	12/20/13	12/20/16	1	*	3.25%	$0		$260	$260	$260
	Platform Taxi Service/Mbank	Term Loan	05/04/12	05/12/17	1	*	5.57%	$0		$258	$258	$258
	Birk Cab Corp/Note 1 ## &	Term Loan	03/11/15	05/09/18	1	*	3.75%	$0		$358	$348	$251
	Kesef Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$250	$250	$250
	Mohammmed H Iqbal ##	Term Loan	09/14/12	03/11/18	1	*	4.50%	$0		$243	$243	$243
	Birk Cab Corp/Note 2 ## &	Term Loan	03/11/15	05/09/18	1	*	3.75%	$0		$308	$299	$216
	Daniel Victor ##	Term Loan	05/09/16	05/09/19	1	*	4.75%	$0	$214	$210	$210	$212
	Ede Service Corp ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$210	$210	$210
	Ede Service Corp	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$203	$203	$203
	Frank Nobile ##	Term Loan	11/26/12	11/26/17	1	*	3.75%	$0		$190	$190	$191
	Lissade Aurelus ## {Annually-Prime plus 1.00%}	Term Loan	05/01/13	05/03/19	1	*	4.50%	$0		$190	$190	$190
	Jackie L Chaiken ##	Term Loan	09/20/16	03/26/18	1	*	4.25%	$0	$183	$180	$180	$182
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$175	$175	$176
	Mohammad Ashraf Ali ##	Term Loan	01/17/12	01/09/18	1	*	4.00%	$0		$166	$166	$166

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Wan Sang Lau & Mary Quan Lau ##	Term Loan	03/18/16	03/18/18	1	*	4.50%	$0	$164	$152	$152	$153
	Ede Service Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$151	$151	$151
	Jo & Dimi LLC ##	Term Loan	09/17/15	09/17/18	1	*	3.10%	$0		$140	$140	$141
	Ny Diploma Taxi Co ##	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$140	$140	$140
	Ny Diploma Taxi Co	Term Loan	08/19/14	07/20/17	1	*	3.31%	$0		$135	$135	$135
	Paros Taxi LLC &	Term Loan	03/28/14	03/28/17	1	*	3.50%	$0		$285	$275	$135
	Sofi Hacking Corp ##	Term Loan	05/11/15	05/11/18	1	*	4.00%	$0		$125	$125	$126
	Mk Multani/B Note	Term Loan	04/13/15	04/13/17	1	*	4.00%	$0		$125	$125	$125
	Joseph Bologna ## {Annually-Prime plus 1.00%}	Term Loan	10/06/10	09/29/19	1	*	4.50%	$0		$125	$125	$125
	Roman Fermin ##	Term Loan	08/09/13	07/29/18	1	*	4.75%	$0		$124	$124	$124
	Sunu Miah And M Jahangi/Mbnk	Term Loan	05/12/14	08/15/18	1	*	3.00%	$0		$108	$108	$109
	Jeffrey Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Mama Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Papa Of 5 Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Tlg Hacking Corp/Mbnk	Term Loan	03/12/14	03/12/17	1	*	6.25%	$0		$102	$102	$102
	Ny Diploma Taxi Corp/Mfun	Term Loan	07/24/07	07/20/17	1	*	2.81%	$0		$101	$101	$101
	Valeri Aminov—Note 1	Term Loan	02/25/15	02/25/18	1	*	4.25%	$0		$98	$98	$99
	Nicolae Blidariu	Term Loan	02/29/08	02/28/23	1	*	6.50%	$0		$93	$93	$93
	Abdul H Abid ##	Term Loan	04/24/14	04/24/19	1	*	4.00%	$0		$91	$91	$92
	D&P Baidwan LLC/Mbnk	Term Loan	05/20/14	05/20/17	1	*	4.61%	$0		$88	$88	$88
	Jaswinder Singh/Note B	Term Loan	04/27/16	04/27/18	1	*	2.50%	$0	$84	$84	$84	$86
	Arjun & Simran LLC/Mbnk	Term Loan	05/21/14	05/21/17	1	*	6.50%	$0		$78	$78	$78
	Gni Taxi LLC	Term Loan	06/09/14	05/15/17	1	*	6.50%	$0		$78	$78	$78
	Hargobind Taxi LLC/Mbnk	Term Loan	05/23/14	05/23/17	1	*	4.06%	$0		$78	$78	$78
	Pj Moe LLC/Mbnk	Term Loan	07/08/14	07/08/17	1	*	8.44%	$0		$75	$75	$76
	Bu Taxi LLC/Mbank &	Term Loan	12/29/10	11/01/16	1	*	3.10%	$0		$75	$75	$75
	Kero Taxi Corp/Mbnk	Term Loan	05/30/14	05/30/17	1	*	8.19%	$0		$75	$75	$75
	Mode Service Corp	Term Loan	06/02/11	06/01/21	1	*	6.00%	$0		$74	$74	$74
	Ede Service Corp	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$69	$69	$69
	Jean Pierre Trans Inc	Term Loan	02/26/14	02/26/18	1	*	3.75%	$0		$65	$65	$66
	Eddy Joseph	Term Loan	02/02/15	02/02/22	1	*	5.00%	$0		$62	$62	$64
	Davinder Singh/Mbnk	Term Loan	04/23/14	04/20/17	1	*	8.58%	$0		$61	$61	$61
	Tyme Cab Corp	Term Loan	06/26/14	06/26/17	1	*	3.60%	$0		$61	$61	$61
	Y Mommy Taxi Inc/Mbank &	Term Loan	12/23/10	11/01/16	1	*	3.10%	$0		$60	$60	$60
	Chahal & Nahal LLC	Term Loan	04/21/14	04/21/17	1	*	6.50%	$0		$58	$58	$58
	Ruckman Hacking Corp {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Sonnet Service Co Inc {Annually-Prime plus .25%}	Term Loan	08/30/13	03/01/19	1	*	3.75%	$0		$58	$58	$58
	Goodspeed Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$56	$56	$56
	Cora Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$53	$53	$54
	Granny Hacking Corp	Term Loan	03/07/13	03/07/18	1	*	3.50%	$0		$53	$53	$54
	William G Ward ##	Term Loan	04/29/13	04/26/21	1	*	4.50%	$0		$54	$54	$54

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Y Daddy Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$54	$54	$54
	Appoint Cab Corp/Mbank	Term Loan	12/06/10	06/06/17	1	*	6.62%	$0		$53	$53	$53
	Soho Cab Corp &	Term Loan	02/11/14	02/11/17	1	*	3.38%	$0		$86	$76	$53
	Ptah Cab Corp {Annually-Prime minus .25%}	Term Loan	03/12/14	03/12/17	1	*	3.25%	$0		$50	$50	$50
	Salih Boncukcu/Mbnk	Term Loan	06/18/14	06/18/17	1	*	8.96%	$0		$48	$48	$49
	Ar Rahman Express Cab Corp/Mbn	Term Loan	06/17/14	06/17/17	1	*	8.71%	$0		$47	$47	$48
	Network Agami Cab Corp {Annually-Prime minus .375%}	Term Loan	02/27/13	06/02/17	1	*	3.13%	$0		$48	$48	$48
	Rrc Express Corp/Mbnk	Term Loan	05/14/14	05/14/17	1	*	8.71%	$0		$46	$46	$47
	Jagjit Singh/Mbnk	Term Loan	02/14/14	02/14/17	1	*	8.58%	$0		$46	$46	$46
	Ny Diploma Taxi Co	Term Loan	07/20/07	07/20/17	1	*	2.81%	$0		$46	$46	$46
	Nirvair Trans LLC/Mbnk	Term Loan	02/04/14	02/04/17	1	*	8.50%	$0		$45	$45	$45
	Orbit Agami Cab LLC {Annually-Prime minus .375%}	Term Loan	11/05/10	10/01/19	1	*	3.25%	$0		$45	$45	$45
	Justin Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$44	$44	$44
	Pakt Medallions LLC/Mbnk	Term Loan	08/26/14	08/26/17	1	*	8.46%	$0		$43	$43	$43
	Boris Ushman ##	Term Loan	05/21/03	02/17/18	1	*	5.75%	$0		$42	$42	$42
	Nosea Taxi LLC &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$37	$38	$38
	Hshmul Taxi LLC/Mbnk	Term Loan	03/17/14	03/17/17	1	*	6.50%	$0		$36	$36	$36
	Alexander Vizueta	Term Loan	09/12/16	03/12/20	1	*	5.00%	$0	$33	$31	$31	$33
	Anastasios Tsiklidis	Term Loan	04/15/11	01/15/18	1	*	3.60%	$0		$32	$32	$33
	M.M.Y Taxi Inc &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$31	$31	$31
	N&A Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	S&M Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Meir Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Michal Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mike Taxi Inc &	Term Loan	01/06/11	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Y Mati Taxi Inc/Mbnk &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$30	$30	$30
	Yme Transit Inc {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$30	$30	$30
	Bursa Cab Corp/Note 1	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$26	$26	$26
	Bursa Cab Corp/Note 2	Term Loan	03/23/01	09/10/23	1	*	6.00%	$0		$25	$25	$25
	Sukhdev Singh & H Singh/B Note	Term Loan	07/13/16	07/13/20	1	*	5.00%	$0	$26	$23	$23	$25
	Fido Cab Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$25	$25	$25
	Munir Ahmed Sahi ##	Term Loan	08/13/15	08/13/18	1	*	4.00%	$0		$21	$21	$22
	Mry Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Opera Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Ronen Taxi Inc/Mbank &	Term Loan	07/16/12	11/01/16	1	*	3.10%	$0		$21	$21	$21
	Jose F Pimentel ##	Term Loan	05/14/14	05/14/19	1	*	4.25%	$0		$18	$18	$19
	Bj Cab Corp	Term Loan	02/27/15	02/26/19	1	*	5.00%	$0		$17	$17	$18
	Dominique Ismael &	Term Loan	09/17/15	09/17/18	1	*	5.00%	$0		$17	$17	$18
	Donald Singh	Term Loan	10/08/15	10/08/18	1	*	6.00%	$0		$17	$17	$18
	Vosiem Hacking Corp {Annually-Prime plus .50%}	Term Loan	08/14/13	08/14/19	1	*	4.00%	$0		$18	$18	$18
	Balwinder Singh	Term Loan	02/19/14	02/07/19	1	*	5.25%	$0		$16	$16	$17

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Norberto Cardona ## &	Term Loan	03/30/12	03/30/17	1	*	4.00%	$0		$15	$15	$15
	Surlak Taxi LLC/Mbnk	Term Loan	04/25/14	04/17/17	1	*	8.66%	$0		$15	$15	$15
	Balwinder Singh	Term Loan	10/02/15	10/02/18	1	*	6.00%	$0		$9	$9	$10
	Jean M Venord/Mbank	Term Loan	02/11/10	03/10/17	1	*	6.38%	$0		$9	$9	$9
	Jened Cab Corp ##	Term Loan	03/13/12	01/13/17	1	*	3.50%	$0		$9	$9	$9
	Yegal Express Cab Co/Mbank	Term Loan	11/10/10	08/28/20	1	*	6.38%	$0		$8	$8	$8
	Ilker Altaygil	Term Loan	11/23/15	11/20/17	1	*	5.00%	$0		$5	$5	$6
	Harold Torres ## &	Term Loan	10/01/13	11/01/17	1	*	4.00%	$0		$5	$5	$5
	Balwinder Singh/Note B &	Term Loan	03/03/15	03/03/17	1	*	4.00%	$0		$175	$175	$1
	Devinder P Singh & Guneet/Mbnk &	Term Loan	02/19/14	02/19/17	1	*	6.50%	$0		$15	$15	$0
	Diin Taxi LLC/Mbnk &	Term Loan	12/27/16	06/27/18	1	*	0.00%	$0	$127	$127	$119	$0
	Hanu Manu Taxi Inc/Mbnk &	Term Loan	05/19/14	05/16/19	1	*	4.43%	$0		$86	$81	$0
	Ramdas 4 Taxi LLC/Mbnk &	Term Loan	05/27/14	02/17/18	1	*	6.50%	$0		$81	$77	$0
Chicago					111	10%	4.54%	$0	$109	$38,320	$38,091	$28,850
	Sweetgrass Peach &Chadwick Cap ##	Term Loan	08/28/12	02/24/18	1	1%	5.00%	$0		$1,454	$1,454	$1,454
	Regal Cab Company Et Al ##	Term Loan	08/29/13	08/27/18	1	*	5.00%	$0		$1,322	$1,322	$1,322
	Chicago Medallion Nine LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$1,241	$1,241	$1,241
	Blue Eyes Cab Corp ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,183	$1,185
	Lucky Seven Chicago One Inc ## & {Annually-Prime}	Term Loan	12/22/15	12/22/20	1	*	3.75%	$0		$1,183	$1,183	$1,185
	Michael Two Cab Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$958	$958	$958
	Johns Cabs Corp ##	Term Loan	04/12/12	04/12/17	1	*	5.00%	$0		$935	$935	$935
	Harriet C Inc ##	Term Loan	10/19/12	10/17/18	1	*	2.50%	$0		$874	$874	$874
	Lmb Taxi Iv Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$798	$798	$798
	Lmb Taxi V Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$798	$798	$798
	Chicago Medallion One LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Three LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Two LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$765	$765	$765
	Chicago Medallion Four LLC ##	Term Loan	12/02/11	12/02/16	1	*	3.00%	$0		$764	$764	$764
	Carol Of Illinois Enterprises	Term Loan	09/19/14	09/19/17	1	*	5.00%	$0		$660	$660	$659
	Chicago Medallion Seven LLC ##	Term Loan	05/02/12	05/02/17	1	*	5.75%	$0		$620	$620	$620
	N And M Valdof Hacking Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$517	$517	$517
	Kayla Hacking Corp ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$479	$479	$479
	Mikhalia Cabs Nine Inc ##	Term Loan	07/12/12	06/25/17	1	*	4.50%	$0		$479	$479	$479
	Natasha Transportation Inc ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$468	$468	$468
	Mike Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$467	$467	$467
	Natalia Taxi Corp ##	Term Loan	05/01/13	05/01/17	1	*	4.50%	$0		$465	$466	$466
	Moo Moo Cab Co ## {Annually-Prime plus 2.00%}	Term Loan	08/14/13	08/04/19	1	*	5.50%	$0		$438	$438	$438
	Blue Valentine Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$428	$428	$428
	Tumblin Dice Taxi Inc {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$428	$428	$428
	Musanour Cab Inc ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$426	$426	$427
	Rahwa & Bros Cab Co, Et Al ## &	Term Loan	04/11/14	04/11/19	1	*	5.00%	$0		$695	$676	$350

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Ray Cab Company &	Term Loan	07/22/15	07/22/18	1	*	5.50%	$0		$756	$751	$350
	Met Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$576	$576	$349
	Cozy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Dell Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$480	$480	$291
	Little Wing Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$287	$287	$287
	American Buffalo Cab Corp {Annually-Prime plus 2.00%}	Term Loan	04/10/13	04/11/19	1	*	5.50%	$0		$284	$284	$284
	Valasia Cab Co ##	Term Loan	01/18/12	01/18/18	1	*	5.00%	$0		$246	$246	$246
	Santorini Five Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Santorini Four Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Santorini Six Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Tribeca Two Cab Corp ## &	Term Loan	05/09/13	08/09/16	1	*	3.75%	$0		$788	$786	$233
	Les & Thera LLC	Term Loan	05/08/13	05/08/17	1	*	5.25%	$0		$227	$227	$227
	Asmara Inc ##	Term Loan	04/11/13	04/11/18	1	*	5.50%	$0		$217	$217	$218
	Aniba Management & Services In ##	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$212	$212	$213
	Glti Cab Corp	Term Loan	03/10/15	03/10/18	1	*	5.00%	$0		$211	$211	$212
	Yenemekoya Inc ## &	Term Loan	06/28/13	06/28/18	1	*	5.25%	$0		$203	$203	$204
	Showcase Sports Management Cor ##	Term Loan	01/22/10	03/11/18	1	*	5.50%	$0		$196	$196	$196
	Rahel Express Inc ##	Term Loan	12/27/13	12/27/18	1	*	5.25%	$0		$189	$189	$190
	Dome Cab Corp ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$288	$288	$175
	Kalib 2010 Inc ##	Term Loan	07/16/13	07/16/17	1	*	5.50%	$0		$164	$164	$164
	Adi Express Inc ##	Term Loan	09/21/12	09/21/17	1	*	5.75%	$0		$147	$147	$147
	Wubshet Inc ##	Term Loan	09/25/13	09/25/18	1	*	5.25%	$0		$141	$141	$142
	Semhar Corp ##	Term Loan	01/31/12	01/31/17	1	*	5.50%	$0		$141	$141	$141
	Significant Trans Inc ##	Term Loan	04/06/12	04/06/17	1	*	6.50%	$0		$139	$139	$139
	Jpg Cab Corp	Term Loan	04/23/12	04/23/17	1	*	6.50%	$0		$128	$128	$128
	Antar Trans Inc	Term Loan	01/17/14	01/17/19	1	*	5.00%	$0		$123	$123	$124
	Coffee Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$491	$486	$117
	Myrtos Cab Corp &	Term Loan	03/25/15	03/25/19	1	*	4.25%	$0		$354	$348	$117
	Taxi For Less Inc &	Term Loan	09/19/14	03/31/17	1	*	2.00%	$0		$389	$374	$117
	Jiffy Cab Co ## &	Term Loan	08/29/13	08/29/16	1	*	5.00%	$0		$192	$185	$116
	Addis Flower Taxi Cab Service	Term Loan	02/27/14	02/27/19	1	*	5.50%	$0		$103	$103	$104
	Bedford Cab Two Corp {Annually-Prime plus .75%}	Term Loan	07/30/10	03/11/19	1	*	4.25%	$0		$104	$104	$104
	Paik Cab Co	Term Loan	05/30/14	05/30/19	1	*	5.00%	$0		$102	$102	$103
	Delina Cab Inc	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$102	$102	$102
	Asmara Cab Company ##	Term Loan	12/01/11	12/29/19	1	*	5.25%	$0		$99	$99	$99
	Bashiru Habib	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$98	$98	$99
	Imc Cab Corp {Annually-Prime plus .75%}	Term Loan	08/27/10	03/11/19	1	*	4.25%	$0		$93	$93	$93
	Tyrone Henderson	Term Loan	03/12/14	07/27/18	1	*	6.50%	$0		$79	$79	$80
	Measho Cab Corp	Term Loan	08/08/16	08/08/19	1	*	5.00%	$0	$79	$77	$77	$79
	Tigray Cab Inc	Term Loan	03/28/13	03/28/18	1	*	5.50%	$0		$78	$78	$79
	Yemi Taxi Corp ##	Term Loan	08/01/13	08/01/18	1	*	5.25%	$0		$72	$72	$73

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Annabelle Cab Corporation ## &	Term Loan	02/14/14	03/12/16	1	*	3.75%	$0		$222	$222	$60
	Karbala Express Inc ## &	Term Loan	02/26/13	05/26/16	1	*	5.00%	$0		$237	$237	$60
	Life Cab Corp ## &	Term Loan	09/18/13	09/18/18	1	*	5.25%	$0		$182	$180	$60
	Moses J Frank &	Term Loan	04/26/13	04/26/18	1	*	7.00%	$0		$100	$95	$60
	Nour Enterprise Inc ## &	Term Loan	09/16/13	09/16/18	1	*	5.75%	$0		$211	$211	$60
	Adom Enterprise, Inc ## &	Term Loan	09/27/13	09/27/18	1	*	5.25%	$0		$227	$225	$59
	Alem B Cab Inc ## &	Term Loan	01/22/13	01/22/18	1	*	5.50%	$0		$160	$160	$59
	Alex Z Cab Corp &	Term Loan	04/22/13	04/22/18	1	*	5.50%	$0		$226	$219	$59
	Alkarim Chicago Inc ## &	Term Loan	11/27/13	11/27/18	1	*	5.50%	$0		$204	$196	$59
	Helen Habte Corp ## &	Term Loan	10/01/13	02/03/17	1	*	4.00%	$0		$229	$223	$59
	Interwoodex Inc ## &	Term Loan	11/07/13	11/07/18	1	*	5.00%	$0		$225	$225	$59
	Nakfa Corp ## &	Term Loan	06/17/13	06/17/18	1	*	4.88%	$0		$225	$225	$59
	Naneffe Inc ## &	Term Loan	03/15/13	03/15/18	1	*	5.50%	$0		$164	$159	$59
	Nike Yomi Inc ## &	Term Loan	08/06/13	08/06/18	1	*	5.25%	$0		$224	$216	$59
	Sabina Cab Inc &	Term Loan	04/19/13	04/19/18	1	*	5.50%	$0		$128	$126	$59
	Shere Corp ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$224	$59
	Tad Taxi Co ## &	Term Loan	11/13/13	11/13/18	1	*	5.00%	$0		$228	$222	$59
	Tahoora Transportation Inc. ## &	Term Loan	07/26/13	07/26/18	1	*	5.25%	$0		$227	$224	$59
	Tekezze Inc &	Term Loan	12/11/13	12/11/18	1	*	5.00%	$0		$228	$221	$59
	Three Kids Corp &	Term Loan	04/15/13	04/15/18	1	*	5.50%	$0		$223	$209	$59
	Zeyrefda Inc ## &	Term Loan	05/17/13	05/17/18	1	*	5.50%	$0		$226	$223	$59
	C Dortch Inc ## &	Term Loan	12/04/13	12/04/16	1	*	4.25%	$0		$203	$202	$58
	Grapevine Taxi LLC ## &	Term Loan	10/10/13	10/10/16	1	*	4.25%	$0		$181	$178	$58
	Pireas Taxi Corp ## &	Term Loan	06/07/13	06/07/16	1	*	4.50%	$0		$188	$186	$58
	Sny Cab Inc ##	Term Loan	12/14/11	12/28/19	1	*	4.50%	$0		$31	$31	$31
	Top Cab Corp	Term Loan	05/14/15	05/14/19	1	*	4.25%	$0		$25	$25	$26
	Ali Taxi Corp ##	Term Loan	08/13/13	08/13/18	1	*	5.25%	$0		$24	$24	$25
	Top Cab Corp &	Term Loan	02/24/15	02/24/19	1	*	4.25%	$0		$25	$24	$25
	Ade Taxi Corp	Term Loan	12/08/14	12/08/19	1	*	5.50%	$0		$22	$22	$23
	Bashiru Habib/B Note	Term Loan	07/09/14	07/09/18	1	*	6.25%	$0		$16	$16	$17
	Hudson Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$70	$65	$17
	Oia Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$71	$60	$17
	Santorini Two Cab Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$57	$48	$14
	Tribeca Three Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$56	$52	$14
	Francis King Boat Inc	Term Loan	04/17/13	04/17/18	1	*	5.50%	$0		$12	$12	$13
	Stny Taxi Corp &	Term Loan	08/01/14	08/01/17	1	*	4.15%	$0		$54	$45	$13
	Greenwich Cab Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$42	$39	$10
	Any Cab Two Corp &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$28	$26	$7
	St Petersburg Taxi LLC &	Term Loan	05/22/14	05/22/17	1	*	4.13%	$0		$28	$26	$7
	Patriot Trans Et Al &	Term Loan	03/17/15	03/31/17	1	*	2.75%	$0		$799	$767	$2
	Patriot Trans Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$20	$20	$20	$2

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Taxi For Less Inc &	Term Loan	05/09/16	05/09/18	1	*	0.00%	$0	$10	$10	$10	$2
	Chicago Seven Inc/Mbnk & {Annually-Prime}	Term Loan	12/29/15	12/29/20	1	*	3.75%	$0		$240	$240	$0
Newark					111	8%	5.27%	$0	$314	$23,291	$23,267	$23,157
	Viergella Inc ##	Term Loan	02/20/14	02/20/18	1	*	4.75%	$0		$1,312	$1,312	$1,313
	Rachel LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$686	$686	$686
	Cherubin Vincent	Term Loan	01/23/14	01/23/18	1	*	5.25%	$0		$615	$615	$616
	K And N Taxi LLC	Term Loan	09/26/13	09/26/19	1	*	5.25%	$0		$605	$605	$605
	A.M.E. Transit Limited Liabili ##	Term Loan	01/10/13	01/10/18	1	*	5.25%	$0		$551	$551	$551
	Briana Taxi LLC	Term Loan	01/23/14	01/23/18	1	*	5.00%	$0		$340	$340	$341
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.90%	$0		$316	$316	$317
	Airport Travel LLC &	Term Loan	01/23/14	01/23/18	1	*	4.75%	$0		$311	$311	$312
	Two Daughters Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	5.25%	$0		$300	$300	$301
	Mr. Milicent & Sons, LLC ##	Term Loan	04/24/14	04/24/17	1	*	4.80%	$0		$295	$295	$295
	P.C. Taxi Corp	Term Loan	06/13/13	06/13/17	1	*	6.00%	$0		$285	$285	$285
	Clair 282 LLC ##	Term Loan	09/12/13	09/12/17	1	*	5.00%	$0		$279	$279	$279
	Owned By Mr Vincent LLC	Term Loan	01/10/13	01/10/17	1	*	5.50%	$0		$278	$278	$278
	Romise Taxi LLC	Term Loan	04/25/13	04/25/18	1	*	5.25%	$0		$277	$277	$278
	1 Hope LLC	Term Loan	09/26/13	09/26/17	1	*	5.50%	$0		$277	$277	$277
	Lagrande Taxi Corp ##	Term Loan	02/14/13	02/14/17	1	*	5.50%	$0		$277	$277	$277
	B Gene And Fil LLC	Term Loan	01/10/13	01/10/17	1	*	5.25%	$0		$275	$275	$275
	Angel Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$272	$272	$272
	Carvin Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Cmgv #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Dern #2 Taxi Inc ##	Term Loan	12/12/13	12/12/16	1	*	4.75%	$0		$272	$272	$272
	Center Taxi LLC ##	Term Loan	08/15/13	08/15/17	1	*	5.50%	$0		$267	$267	$267
	Jovin Taxi Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.00%	$0		$258	$258	$258
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$256	$256	$256
	Magdala Corp ##	Term Loan	08/16/13	08/16/17	1	*	5.25%	$0		$250	$250	$250
	Maitre Joa LLC	Term Loan	09/12/13	09/12/17	1	*	5.25%	$0		$248	$248	$248
	Simone Francois ##	Term Loan	04/25/13	04/25/17	1	*	5.50%	$0		$245	$245	$245
	Philippe Taxi LLC &	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$240	$240	$240
	Hg & Zg Corporation	Term Loan	10/25/12	10/25/17	1	*	5.25%	$0		$239	$239	$239
	Mike 22, Limited Liability Com	Term Loan	06/11/15	06/11/18	1	*	5.50%	$0		$239	$239	$239
	Holy Family Trans Inc	Term Loan	04/16/15	04/16/19	1	*	5.00%	$0		$237	$237	$237
	Peter Doe	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$234	$234	$235
	D,D Trans Inc	Term Loan	09/18/14	09/18/18	1	*	4.75%	$0		$232	$232	$232
	Nahla Taxi Inc ##	Term Loan	04/24/14	04/24/18	1	*	5.50%	$0		$230	$230	$231
	St Abraam Corp	Term Loan	04/25/13	04/22/18	1	*	5.00%	$0		$229	$229	$229
	Three Sons 2 Taxi Inc ##	Term Loan	05/09/13	05/09/17	1	*	5.50%	$0		$228	$228	$228
	Timax 426 Inc	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$227	$227	$228
	Rowfida Incorporated ##	Term Loan	12/12/13	12/12/17	1	*	4.75%	$0		$226	$226	$227

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Laboule LLC &	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$231	$223	$223
	Les & Thera Transportation LLC	Term Loan	07/12/13	07/12/17	1	*	5.25%	$0		$223	$223	$223
	Luckner Etienne ##	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$220	$220	$220
	Kesh & Kelo LLC ##	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$216	$216	$216
	Sonson Taxi Inc ##	Term Loan	10/25/12	10/25/17	1	*	5.50%	$0		$216	$216	$216
	Dupe Taxi LLC	Term Loan	12/10/15	12/10/19	1	*	5.50%	$0		$214	$214	$215
	T-Bozo Trans LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$212	$212	$212
	Anasta.S. Taxi LLC	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$208	$208	$208
	E H 88 Taxi Corp ##	Term Loan	06/12/14	06/12/17	1	*	4.75%	$0		$207	$207	$207
	Semsema Trans Corporation	Term Loan	09/18/14	09/18/18	1	*	5.00%	$0		$207	$207	$207
	Ekny Fils-Aime ## &	Term Loan	10/17/11	10/17/17	1	*	6.50%	$0		$206	$206	$206
	Mpaul 596 LLC &	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$206	$206	$206
	Zoune Taxi #2 Inc ##	Term Loan	01/10/13	01/10/17	1	*	5.75%	$0		$204	$204	$204
	La Belle Joulie LLC	Term Loan	04/14/16	04/14/20	1	*	6.00%	$0	$206	$201	$201	$202
	Jacob And Jasmina Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$201
	Joseph And Jamar Inc	Term Loan	10/24/14	10/24/18	1	*	4.90%	$0		$201	$201	$201
	Dmd Taxi LLC &	Term Loan	09/26/13	09/26/17	1	*	4.75%	$0		$198	$198	$198
	Joseph And Alea LLC ##	Term Loan	02/23/15	02/23/19	1	*	5.25%	$0		$198	$198	$198
	Bidon Taxi Inc &	Term Loan	11/14/13	11/14/17	1	*	5.25%	$0		$278	$261	$197
	Dorvilma LLC ## &	Term Loan	02/14/13	02/14/19	1	*	5.25%	$0		$274	$274	$196
	Boss Carmel Taxi Inc ##	Term Loan	11/14/13	11/14/17	1	*	5.50%	$0		$194	$194	$195
	Jacob Joseph	Term Loan	04/25/13	04/25/17	1	*	5.00%	$0		$193	$193	$193
	O.P. Taxi LLC	Term Loan	10/23/14	10/23/18	1	*	5.25%	$0		$192	$192	$192
	Chell 11 Corp	Term Loan	07/10/14	07/10/18	1	*	5.25%	$0		$190	$190	$191
	Erick Fleuridor	Term Loan	07/19/12	06/11/17	1	*	5.50%	$0		$191	$191	$191
	M.K. Taxi Inc	Term Loan	01/23/14	01/23/18	1	*	4.50%	$0		$186	$186	$187
	Stany Inc	Term Loan	06/23/15	06/11/18	1	*	7.00%	$0		$185	$185	$185
	Saintilia Charles	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$184	$184	$184
	Chavensky Cab Inc	Term Loan	12/12/13	12/12/17	1	*	5.00%	$0		$182	$182	$183
	Clermise LLC	Term Loan	09/18/14	09/18/18	1	*	5.25%	$0		$181	$181	$181
	Daniele Taxi LLC ##	Term Loan	05/15/14	05/15/18	1	*	5.75%	$0		$173	$173	$174
	Herve Dameus ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$170	$170	$170
	S Gladys Taxi LLC ##	Term Loan	06/12/14	06/12/18	1	*	6.00%	$0		$168	$168	$169
	Mfc Taxi Corp ##	Term Loan	09/20/11	09/19/19	1	*	6.50%	$0		$167	$167	$166
	Marie Jeanne Philemon	Term Loan	07/17/15	07/16/18	1	*	6.50%	$0		$164	$164	$164
	Thomas Lahens	Term Loan	07/11/13	07/11/17	1	*	4.90%	$0		$163	$163	$163
	Erick Fleuridor	Term Loan	10/25/12	10/25/19	1	*	5.50%	$0		$159	$159	$159
	Micheline Luxeus ##	Term Loan	12/13/12	12/13/17	1	*	5.50%	$0		$156	$156	$156
	Serge Previlon LLC	Term Loan	08/15/13	08/15/18	1	*	5.25%	$0		$155	$155	$156
	Cassandra & Joseph Sejour Inc	Term Loan	04/09/10	03/13/18	1	*	4.50%	$0		$151	$151	$151
	Just 8 Taxi #2 Inc ##	Term Loan	10/16/15	10/15/18	1	*	7.00%	$0		$145	$145	$146

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Monise Lubintus	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$141	$141	$141
	A.N.T.K. LLC	Term Loan	04/25/13	04/25/18	1	*	5.50%	$0		$139	$139	$140
	534 Taxi LLC	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$138	$138	$138
	Saintvillien & Larochelle LLC	Term Loan	11/14/13	11/14/18	1	*	4.63%	$0		$129	$129	$130
	Antoines Dortin ##	Term Loan	08/14/14	08/14/18	1	*	5.25%	$0		$126	$127	$127
	Charata Taxi Inc	Term Loan	12/12/13	12/12/17	1	*	4.50%	$0		$125	$125	$126
	424 Taxi LLC	Term Loan	01/20/12	01/20/17	1	*	7.00%	$0		$121	$121	$121
	Pierre Family 084 LLC	Term Loan	07/12/13	07/12/17	1	*	5.00%	$0		$120	$120	$120
	Ahmad Taxi Inc	Term Loan	06/09/11	06/09/19	1	*	6.75%	$0		$120	$120	$119
	Forward Taxi Corp	Term Loan	03/15/12	03/15/17	1	*	6.00%	$0		$116	$116	$116
	Yves Frantz Philemon	Term Loan	12/11/14	12/11/18	1	*	4.75%	$0		$106	$106	$106
	Olga Morales	Term Loan	02/18/16	02/18/19	1	*	5.50%	$0	$108	$102	$102	$103
	Charles K Agesilas	Term Loan	08/14/14	08/14/21	1	*	6.50%	$0		$100	$100	$100
	Don Taxi Inc/Mbnk	Term Loan	01/23/14	01/23/18	1	*	6.50%	$0		$96	$96	$96
	R & Z Trans Service Inc	Term Loan	01/10/13	01/10/23	1	*	5.00%	$0		$91	$91	$92
	Mr Clean Sdam Taxi LLC	Term Loan	06/11/15	06/11/18	1	*	6.50%	$0		$88	$88	$88
	Alhayat Taxi Inc	Term Loan	02/14/13	02/14/17	1	*	5.00%	$0		$84	$84	$84
	Cosmos 2 Taxi Corporation ##	Term Loan	11/14/13	11/14/18	1	*	5.00%	$0		$81	$81	$82
	Hercule Jean-Baptiste	Term Loan	06/13/13	06/13/17	1	*	5.00%	$0		$82	$82	$82
	Ez Come Ez Go Inc	Term Loan	04/16/15	04/16/20	1	*	5.25%	$0		$79	$79	$79
	Clameus Estimable	Term Loan	05/06/10	06/06/18	1	*	5.25%	$0		$77	$77	$77
	0127 Incorporated ##	Term Loan	07/19/12	07/19/20	1	*	6.50%	$0		$76	$76	$76
	Louibert Julien	Term Loan	06/18/14	06/16/21	1	*	5.50%	$0		$74	$74	$76
	Gethsemane Inc	Term Loan	02/20/14	02/20/19	1	*	4.50%	$0		$72	$72	$73
	Mario P Jean-Louis ##	Term Loan	12/11/14	12/11/18	1	*	5.00%	$0		$73	$73	$73
	Pola Trans Inc ##	Term Loan	07/19/12	07/19/17	1	*	5.50%	$0		$72	$72	$72
	Praise The Lord Taxi Inc	Term Loan	05/14/15	05/14/25	1	*	6.00%	$0		$71	$71	$72
	Gerald Jean-Louis ##	Term Loan	04/25/13	04/25/17	1	*	5.25%	$0		$64	$64	$64
	Fraline Taxi Inc ##	Term Loan	09/18/14	09/18/19	1	*	5.50%	$0		$45	$45	$46
	Reyes Okoroagu ##	Term Loan	11/14/13	11/14/17	1	*	4.75%	$0		$42	$42	$43
	Farar LLC ##	Term Loan	03/13/14	03/13/19	1	*	5.25%	$0		$17	$17	$18
	Pierre Sterling	Term Loan	01/19/12	01/19/17	1	*	6.00%	$0		$2	$2	$2
Boston					60	8%	4.52%	$0	$1,214	$26,061	$25,857	$21,818
	Chidi Trans Inc &	Term Loan	11/17/14	03/25/16	1	*	5.50%	$0		$1,294	$1,293	$1,145
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.25%	$0		$864	$864	$864
	Johnson Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,354	$1,332	$839
	Mish Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$830	$830
	Southside Enterprises Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$830	$830	$830
	Gabriel Trans Holdings Inc &	Term Loan	04/23/14	03/25/16	1	*	4.50%	$0		$1,063	$1,062	$751
	Giorgio’S Cab Inc ##	Term Loan	09/04/15	09/04/17	1	*	4.00%	$0		$685	$685	$686
	Arinze Trans Inc ##	Term Loan	04/22/14	04/22/17	1	*	4.50%	$0		$659	$659	$659

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Oke Auguste Cab Inc ## &	Term Loan	01/31/14	01/31/17	1	*	4.90%	$0		$598	$598	$598
	Britney Cab Inc, Et Al &	Term Loan	05/18/15	06/09/18	1	*	2.75%	$0		$1,067	$1,019	$589
	Arinze Trans Inc &	Term Loan	02/05/10	02/07/16	1	*	4.25%	$0		$576	$575	$575
	Chiso Trans Inc &	Term Loan	11/26/13	11/07/16	1	*	4.25%	$0		$812	$811	$572
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/07/15	1	*	4.50%	$0		$621	$621	$500
	Memory Cab Company Inc ##	Term Loan	01/14/11	01/14/17	1	*	4.13%	$0		$467	$467	$467
	Bailey Cab Inc ##	Term Loan	11/09/12	11/09/18	1	*	5.25%	$0		$448	$448	$448
	Syed Cab Inc	Term Loan	02/27/15	02/27/18	1	*	5.25%	$0		$429	$429	$430
	Ruth Cab Inc	Term Loan	11/26/13	11/26/18	1	*	4.75%	$0		$429	$429	$429
	P&P Dumerant Corp	Term Loan	10/25/13	10/25/18	1	*	5.00%	$0		$419	$420	$420
	Joyful Ride Inc ##	Term Loan	12/28/12	12/28/16	1	*	4.00%	$0		$415	$415	$415
	Jv Taxi Inc	Term Loan	10/24/14	01/24/18	1	*	5.25%	$0		$415	$415	$415
	Eldali Transportation Inc	Term Loan	11/09/12	11/26/18	1	*	4.75%	$0		$409	$409	$409
	Farb Inc ## &	Term Loan	07/26/16	07/26/18	1	*	4.50%	$0	$410	$406	$406	$408
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/19	1	*	3.90%	$0	$369	$367	$367	$369
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$364	$364	$365
	God Is Able Inc ##	Term Loan	02/11/14	02/11/17	1	*	4.00%	$0		$363	$363	$363
	H And H Taxi Inc ##	Term Loan	10/11/13	09/11/19	1	*	4.75%	$0		$345	$345	$345
	Promesse Cab Inc	Term Loan	09/28/16	09/28/19	1	*	4.25%	$0	$339	$338	$338	$340
	Ngozi Trans Inc. &	Term Loan	05/06/15	04/20/17	1	*	5.50%	$0		$337	$337	$300
	Urzal Taxi Inc	Term Loan	07/29/13	07/29/18	1	*	5.25%	$0		$297	$297	$297
	Baton Moise Cab Inc ## &	Term Loan	04/14/14	04/14/17	1	*	4.90%	$0		$619	$585	$296
	Amazing Grace Cab Inc &	Term Loan	02/06/14	02/06/17	1	*	4.25%	$0		$478	$464	$295
	Loren Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$486	$486	$295
	Ser-Vil Cab Inc &	Term Loan	03/28/14	03/22/17	1	*	4.63%	$0		$524	$494	$295
	Tomorrow’S Tree Inc &	Term Loan	10/08/13	10/08/18	1	*	4.25%	$0		$436	$436	$295
	Djbell Love Inc ## &	Term Loan	09/27/12	09/27/17	1	*	5.00%	$0		$399	$397	$294
	God-Will Inc &	Term Loan	02/11/14	02/11/17	1	*	4.25%	$0		$485	$480	$294
	Good Time Cab Inc ## &	Term Loan	03/20/14	03/20/17	1	*	4.13%	$0		$461	$461	$294
	Jason Cab Inc ## &	Term Loan	03/15/13	03/15/18	1	*	4.88%	$0		$486	$480	$294
	Jesus Denis Cab Inc &	Term Loan	03/22/13	03/22/16	1	*	4.50%	$0		$324	$324	$294
	Myra Inc &	Term Loan	08/12/13	08/12/16	1	*	5.75%	$0		$487	$480	$294
	S.P.B. Taxi Inc &	Term Loan	09/18/13	09/18/16	1	*	5.75%	$0		$488	$483	$294
	Saint Inc &	Term Loan	08/12/13	09/22/18	1	*	4.00%	$0		$487	$458	$294
	Shemarjamalie Cab Inc ##	Term Loan	02/17/12	02/17/18	1	*	6.15%	$0		$291	$291	$291
	Louine Cab Inc	Term Loan	09/29/15	09/29/17	1	*	5.25%	$0		$271	$271	$272
	Jre Taxi Inc ## &	Term Loan	07/25/14	07/25/17	1	*	4.70%	$0		$267	$267	$268
	Boband Cab Inc ##	Term Loan	11/06/12	06/06/17	1	*	4.00%	$0		$261	$261	$261
	Ngozi Trans Inc. &	Term Loan	12/31/12	12/31/16	1	*	4.50%	$0		$304	$303	$249
	Phatricksey Cab Inc ##	Term Loan	07/14/11	07/14/17	1	*	5.25%	$0		$241	$241	$241
	Sarhad Coach Inc	Term Loan	07/23/13	05/25/19	1	*	4.50%	$0		$241	$241	$241

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
	Stanley & Rachelle Cab Inc	Term Loan	05/23/11	05/23/17	1	*	4.25%	$0		$155	$155	$155
	Dabola Cab Inc ##	Term Loan	11/10/11	07/10/19	1	*	4.50%	$0		$154	$154	$154
	Kena Cab Inc	Term Loan	11/06/12	11/06/25	1	*	4.75%	$0		$62	$63	$65
	Promesse Cab Inc	Term Loan	09/28/16	09/28/21	1	*	4.50%	$0	$26	$26	$26	$28
	Beaudrin & Alexandra Taxi Inc	Term Loan	09/20/16	09/20/21	1	*	4.00%	$0	$21	$20	$20	$22
	Louine Cab Inc	Term Loan	05/05/16	05/05/20	1	*	5.25%	$0	$20	$17	$18	$20
	Sasun Cab Inc	Term Loan	02/20/13	02/20/19	1	*	4.50%	$0		$20	$20	$20
	Benito & Roseline Cab Inc ##	Term Loan	09/09/15	09/09/18	1	*	4.00%	$0		$17	$17	$18
	Jv Taxi Inc	Term Loan	04/14/15	04/14/19	1	*	6.00%	$0		$16	$16	$17
	Sunshine Cab Inc ##	Term Loan	06/12/07	06/12/18	1	*	5.00%	$0		$8	$8	$8
	Britney Cab Inc, Et Al &	Term Loan	12/09/16	06/09/18	1	*	0.00%	$0	$29	$29	$29	$2
Cambridge					13	1%	4.47%	$0	$0	$4,441	$4,401	$2,649
	Gcf Taxi Inc &	Term Loan	10/08/13	10/08/18	1	*	4.00%	$0		$624	$624	$428
	Hope-Lynn Cabworks Inc ##	Term Loan	03/22/13	03/22/17	1	*	4.00%	$0		$355	$354	$354
	Drumman Trans Inc	Term Loan	12/07/12	12/07/17	1	*	4.50%	$0		$310	$311	$311
	Raad Taxi Inc ## &	Term Loan	05/30/14	05/30/17	1	*	4.50%	$0		$320	$313	$164
	Marcia And Everton Cab Inc &	Term Loan	12/15/15	12/15/16	1	*	3.75%	$0		$272	$269	$163
	Desdunes Cab Inc &	Term Loan	09/21/12	10/21/17	1	*	5.00%	$0		$326	$326	$162
	Lynn Maha Taxi Inc &	Term Loan	05/13/13	05/13/17	1	*	5.00%	$0		$364	$357	$162
	Patrick Cab Inc And Saad Inc &	Term Loan	03/29/13	03/29/16	1	*	4.88%	$0		$397	$378	$162
	Sam Taxi Inc &	Term Loan	03/12/14	03/12/17	1	*	4.50%	$0		$323	$322	$162
	Walger Inc &	Term Loan	01/26/12	01/26/20	1	*	5.50%	$0		$266	$263	$162
	Eureka Cab Inc &	Term Loan	07/01/14	07/01/17	1	*	4.25%	$0		$417	$417	$161
	Taxi Technology Inc ##	Term Loan	12/11/13	12/29/16	1	*	5.00%	$0		$139	$139	$139
	Mgf Taxi Inc &	Term Loan	05/06/11	05/06/17	1	*	4.00%	$0		$328	$328	$119
Other					9	0%	7.26%	$0	$0	$978	$965	$771
	Alexandrite Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$183	$183	$185
	Chametz Taxi LLC	Term Loan	07/30/15	07/30/20	1	*	9.00%	$0		$122	$122	$124
	Elysse Corporation	Term Loan	09/10/10	11/01/19	1	*	9.00%	$0		$13	$13	$13
	Elzira & Luc Cab Inc.	Term Loan	08/17/10	02/17/18	1	*	8.25%	$0		$12	$12	$12
	Hantin Trans/Aventura Taxi &	Term Loan	06/16/10	06/16/17	1	*	8.25%	$0		$47	$47	$47
	Jean C Mathurin/Norcal &	Term Loan	01/15/13	02/01/18	1	*	8.50%	$0		$155	$148	$48
	Tjp Inc ##	Term Loan	01/03/14	01/03/17	1	*	4.75%	$0		$260	$261	$261
	Wiljean Marcelin &	Term Loan	08/21/13	09/01/23	1	*	6.75%	$0		$155	$148	$50
	Zelalem S. Alemu &	Term Loan	04/28/08	04/28/18	1	*	5.00%	$0		$31	$31	$31

Total medallion loans ($231,494 pledged as collateral under borrowing arrangements)					684	93%	4.01%	$0	$16,705	$295,936	$295,050	$266,816

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)		Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Commercial Loans
Secured mezzanine Secured mezzanine (22% Minnesota, 12% Ohio, 10% Oklahoma, 8% Texas, 7% Delaware, 7% Pennsylvania, 7% North Carolina,
5% Kansas, 5% North Dakota, 4% Massachusetts, 4% Colorado, and 9% all other states)(2)
Manufacturing (44% of the total)		Stride Tool Holdings, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	04/05/16	04/05/21	1	1%	15.00%	$91	$4,000	$4,091	$4,091	$4,041
		MicroGroup, Inc.	Term Loan	06/29/15	06/29/21	1	1%	12.00%	$44		$3,244	$3,244	$3,244
		AA Plush Holdings, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	08/15/14	08/15/19	1	1%	14.00%	$197		$3,197	$3,197	$3,190
		Liberty Paper Products Acquisition LLC (interest rate includes PIK interest of 2.00%)	Term Loan	06/09/16	06/09/21	1	1%	14.00%	$34	$3,000	$3,034	$3,034	$3,034
		Pinnacle Products International, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/09/15	10/09/20	1	1%	15.00%	$107		$2,907	$2,907	$2,907
		WRWP, LLC (interest rate includes PIK interest of 5.00%)	Term Loan	12/30/14	12/30/19	1	1%	17.00%	$165		$2,407	$2,407	$2,413
		WRWP, LLC (interest rate includes PIK interest of 6.00%)	Term Loan	01/01/15	01/01/24	1	*	6.00%	$28		$252	$252	$252
		BB Opco, LLC d/b/a BreathableBaby, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	08/01/14	08/01/19	1	1%	14.00%	$137		$2,637	$2,637	$2,640
		Tech Cast Holdings, LLC	Term Loan	12/12/14	12/12/19	1	1%	15.00%	$0		$2,635	$2,635	$2,613
		EGC Operating Company, LLC (interest rate includes PIK interest of 3.00%)	Term Loan	09/30/14	09/30/19	1	1%	15.00%	$14		$2,424	$2,424	$2,430
		American Cylinder, Inc. d/b/a All Safe (interest rate includes PIK interest of 7.00%)	Term Loan	07/03/13	01/03/18	1	1%	19.00%	$193		$1,693	$1,693	$1,692
	+	Respiratory Technologies, Inc.	Term Loan	04/25/12	04/25/17	1	1%	12.00%	$0		$1,500	$1,500	$1,501
		Orchard Holdings, Inc. &	Term Loan	03/10/99	03/31/10	1	*	13.00%	$0		$1,390	$1,390	$1,390
		Quaker Bakery Brands, Inc.	Term Loan	03/28/12	03/28/17	1	*	17.00%	$0		$1,300	$1,300	$1,299
	+	GAF Manufacturing, LLC &	Term Loan	03/06/14	03/06/19	1	*	14.00%	$0		$281	$281	$157
	+	Waltek Acquisitions, Inc.	Term Loan	03/31/06	03/31/18	1	*	12.00%	$0		$88	$88	$88
Professional, Scientific, and Technical Services (21% of the total)		Weather Decision Technologies, Inc. {One-time on 1/1/18 to 15%} (interest rate includes PIK interest of 9.00%)	Term Loan	12/11/15	12/11/20	1	1%	18.00%	$354		$3,854	$3,854	$3,844
		ADSCO Opco, LLC (interest rate includes PIK interest of 2.00%)	Term Loan	10/25/16	10/25/21	1	1%	13.00%	$13	$3,600	$3,613	$3,613	$3,601
		Northern Technologies, LLC (interest rate includes PIK interest of 1.00%)	Term Loan	01/29/16	01/29/23	1	1%	13.00%	$33	$3,500	$3,533	$3,533	$3,532
	+	DPIS Engineering, LLC	Term Loan	12/01/14	06/30/20	1	1%	12.00%	$0		$2,000	$2,000	$1,998
		J. R. Thompson Company LLC (interest rate includes PIK interest of 2.00%)	Term Loan	05/21/15	05/21/22	1	1%	14.00%	$14		$1,625	$1,625	$1,625
		Portu-Sunberg Marketing LLC	Term Loan	10/21/16	03/21/22	1	*	12.00%	$0	$1,250	$1,250	$1,250	$1,244
Information (12% of the total)		US Internet Corp.	Term Loan	06/12/13	09/18/20	1	1%	14.50%	$0		$3,000	$3,000	$3,010
		US Internet Corp.	Term Loan	02/05/16	02/11/23	1	1%	14.50%	$0	$1,900	$1,900	$1,900	$1,890
		US Internet Corp.	Term Loan	03/18/15	09/18/20	1	1%	14.50%	$0		$1,750	$1,750	$1,743
		Centare Holdings, Inc. (interest rate includes PIK interest of 2.00%)	Term Loan	08/30/13	08/30/18	1	1%	14.00%	$0		$2,500	$2,500	$2,494
Arts, Entertainment, and Recreation (7% of the total)		RPAC Racing, LLC (interest rate includes PIK interest of 10.00%)	Term Loan	11/19/10	01/15/17	1	2%	10.00%	$2,516		$5,555	$5,555	$5,555
Administrative and Support Services (5% of the total)		Staff One, Inc.	Term Loan	06/30/08	03/31/18	1	1%	3.00%	$0		$2,776	$2,776	$2,776
		Staff One, Inc. (interest rate includes PIK interest of 7.00%)	Term Loan	12/28/16	03/31/18	1	*	19.00%	$0	$643	$557	$557	$557
		Staff One, Inc.	Term Loan	09/15/11	03/31/18	1	*	3.00%	$0		$347	$347	$347
Transportation and Warehousing (5% of the total)		LLL Transport, Inc. (interest rate includes PIK interest of 3.00%)	Term Loan	10/23/15	04/23/21	1	1%	15.00%	$122		$3,622	$3,622	$3,620
Wholesale Trade (4% of the total)	+	Classic Brands, LLC	Term Loan	01/08/16	04/30/23	1	1%	12.00%	$0	$2,880	$2,880	$2,880	$2,880
Construction (2% of the total)		HIGHLAND CROSSING-M, LLC	Term Loan	01/07/15	02/01/25	1	1%	11.50%	$0		$1,450	$1,450	$1,450
Accommodation and Food Services (0% of the total)		Javier & David Restaurant Corp.	Term Loan	11/05/10	11/05/20	1	*	9.25%	$0		$343	$343	$343
		Star Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$297	$297	$59
		MultiRestaurants Concepts, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$468	$468	$53
Retail Trade (0% of the total)		Retail Concessions, Ltd. &	Term Loan	06/30/00	09/30/17	1	*	10.00%	$0		$69	$69	$36

Total secured mezzanine (2)						37	26%	13.47%	$4,062	$20,773	$76,469	$76,469	$75,548

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Other secured commercial (46% New York, 38% North Carolina, 14% New Jersey and 2% all other states)
Retail Trade (54% of the total)	Medallion Fine Art Inc (interest rate includes PIK interest of 12%)	Term Loan	12/17/12	12/17/17	1	1%	12.00%	$2,695		$3,159	$3,159	$3,159
	La Conga Food Market Inc	Term Loan	12/23/15	12/09/18	1	*	7.00%	$0		$607	$607	$608
	A Food Mart Inc &	Term Loan	06/03/14	06/03/20	1	*	9.00%	$0		$289	$289	$257
	Anthony Supermarket LLC	Term Loan	04/02/13	07/02/18	1	*	9.00%	$0		$184	$184	$183
	Don Marto Minimarket Corp &	Term Loan	03/03/15	03/03/20	1	*	9.00%	$0		$189	$184	$133
	Moderne Barn Wines&Spirits Inc	Term Loan	05/09/13	05/09/18	1	*	4.75%	$0		$46	$46	$45
	Drr Enterprises LLC &	Term Loan	10/28/08	10/17/18	1	*	10.50%	$0		$80	$61	$26
	Bashir Bagels & Supermarket I &	Term Loan	05/03/16	05/03/21	1	*	7.00%	$0	$175	$175	$175	$2
Arts, Entertainment, and Recreation (38% of the total)	RPAC Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	06/22/16	12/31/16	1	1%	8.00%	$34	$2,000	$2,034	$2,034	$2,034
	RPAC Racing LLC (interest rate includes PIK interest of 8%)	Term Loan	09/14/16	12/31/16	1	*	8.00%	$0	$1,000	$1,000	$1,000	$1,000
Accommodation and Food Services (6% of the total)	El Mangu Sabroso Restaurant In &	Term Loan	06/06/14	09/06/19	1	*	9.00%	$0		$252	$245	$183
	Bistro Caterers Corporation	Term Loan	07/25/13	07/25/18	1	*	9.00%	$0		$163	$163	$162
	El Tropico Family Rest Ii LLC &	Term Loan	11/29/05	04/18/17	1	*	6.75%	$0		$275	$189	$114
Transportation and Warehousing (1% of the total)	Tehran Properties Inc &	Term Loan	03/17/15	09/10/18	1	*	4.25%	$0		$77	$77	$78
	Patriot Trans Inc &	Term Loan	09/19/14	03/31/17	1	*	4.00%	$0		$183	$175	$42
Real Estate and Rental and Leasing (1% of the total)	Jude Odimegwu Et Al &	Term Loan	03/31/15	03/31/20	1	*	5.00%	$0		$72	$69	$60

Total Other Commercial Loans (2)					16	3%	9.33%	$2,729	$3,175	$8,785	$8,657	$8,086

Total commercial loans (2)					53	29%	13.05%	$6,791	$23,948	$85,254	$85,126	$83,634

Investment in Medallion Bank and other controlled subsidiaries
Commercial Banking	Medallion Bank **	100% of common stock	05/16/02	None	1	98%	2.20%	$0			$136,171	$280,590
NASCAR Race Team	Medallion MotorSports, LLC	75% of LLC units	11/24/10	None	1	2%	0.00%	$0			$2,820	$6,980
Art Dealer	Medallion Fine Art, Inc.	100% of common stock	12/03/12	None	1	1%	0.00%	$0			$724	$3,646
Loan Servicing	Medallion Servicing Corp.	100% of common stock	11/05/10	None	1	*	0.00%	$0			$455	$454
Professional Sports Team	LAX Group LLC	45.13% of membership interests	05/23/12	None	1	1%	0.00%	$0			$440	$1,690

Investment in Medallion Bank and other controlled subsidiaries, net					5	103%	2.13%	$0	$0	$0	$140,610	$293,360

Equity investments
Commercial Finance	Convergent Capital, Ltd **	7% of limited partnership interest	07/20/07	None	1	*	0.00%	$0			$(794)	$1,100
NASCAR Race Team	RPAC Racing LLC	1,000 shares of Series D	08/25/15	None	1	*	0.00%	$0	$0		$0	$1,351
Loan Servicing	Credify	166,667 shares of Series A-1 preferred stock	09/30/16	None	1	*	0.00%	$0	$250		$250	$250
Real Estate Investment	CIM Commercial Trust Corp **	*	12/30/10	None	1	*	5.67%	$0			$548	$62
Employee Leasing Services	Staff One, Inc.	46.4% preferred stock	06/30/08	None	2	*	0.00%	$0			$472	$1,172
Weather Forecasting Services	Weather Decision Technologies, Inc.	2.2% preferred stock	12/11/15	None	1	*	0.00%	$0			$500	$500
Hand Tool Manufacturer	Stride Tool Holdings, LLC	7.14% of Series A-2 LLC units	04/05/16	None	1	*	0.00%	$0	$500		$500	$500
Appliance Recycler #	Appliance Recycling Centers of America, Inc.	8.86% of common stock	09/10/98	None	1	*	0.00%	$0			$0	$475
Services related to advertising	ADSCO Opco, LLC	7.9% of LLC units of Class A Series A-2	10/25/16	None	1	*	0.00%	$0	$400		$400	$400
Environmental Consulting Services	Northern Technologies, LLC	7.98% of LLC units	01/29/2016 and 12/5/16	None	2	*	0.00%	$0	$350		$350	$351
Paper Tapes Manufacturer	Liberty Paper Products Acquisition, LLC	100% of Series A preferred LLC units—12% total	06/09/16	None	1	*	0.00%	$0	$350		$350	$350
Machinery Manufacturer	Reel Power International, Inc.	2.65% of common stock	08/04/08	None	1	*	0.00%	$0			$318	$318
Stuffed Toy Manufacturer	AA Plush Holdings, LLC	1.6% LLC common units	08/15/14	None	1	*	0.00%	$0			$300	$300
Investment Castings	Tech Cast Holdings LLC	4.14% LLC units	12/12/14	12/12/19	1	*	0.00%	$0			$300	$300

Medallion Financial Corp.

Consolidated Schedule of Investments

December 31, 2016

(Dollars in thousands)	Obligor Name	Security Type (all restricted unless otherwise noted)	Acquisition Date	Maturity Date	No. of Invest.	% of Net Assets	Interest Rate (1)	Capitalized Interest	Original Cost of 2016 Acquisitions (5)	Principal Outstanding	Cost (4)	Fair Value
Machine Shop	MicroGroup, Inc.	5.5% common stock	06/29/15	None	1	*	0.00%	$0			$300	$300
Baby Sleep Products	BB Opco, LLC d/b/a BreathableBaby, LLC	3.6% LLC units	08/01/14	None	1	*	0.00%	$0			$250	$250
Marketing Services	Third Century JRT Inc.	13% common stock	05/21/15	None	1	*	0.00%	$0			$200	$200
	Portu-Sunberg Marketing LLC	Warrant for 2.85% of the outstanding stock	12/31/12	07/24/20	1	*	0.00%				$0	$0
	Portu-Sunberg Marketing LLC	0.86% LLC units	10/19/16	None	1	*	0.00%	$0	$50		$50	$50
Manufacture Space Heaters, etc.	Pinnacle Products International, Inc.	0.5% common stock	10/09/15	None	1	*	0.00%	$0			$135	$135
IT Services	Centare Holdings, Inc.	7.23% of common stock, 3.88% of preferred stock	08/30/13	None	1	*	0.00%	$0			$104	$104
Food Manufacturer	PACA Foods, LLC	Warrant for 8% of the outstanding stock	12/31/10	02/17/20	1	*	0.00%	$0			$0	$0
Box Manufacturer	Packaging Specialists, Inc. Southwest	Warrant for 10% of the outstanding stock	04/01/08	06/30/22	1	*	0.00%	$0			$0	$0
Shelving Manufacturer	Storflex Holdings, Inc.	Warrant for 1.7% of the outstanding stock	07/17/12	02/05/23	1	*	0.00%	$0			$0	$0
Engineering Design Service	DPIS Engineering LLC	Warrant for 180,000 Class C units	12/01/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Manufacturer of Pipe Fittings	GAF Acquisition LLC	Warrant for 2,041 shares of LLC units	03/06/14	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Surgical Supplies Manufacturer	Respiratory Technologies, Inc.	Warrant for 38,000 Common shares	04/25/12	5th anniversary of note paid in full	1	*	0.00%	$0			$0	$0
Precision Investment Casting (Foundry)	Waltek Acquisitions, Inc.	Warrants for 323 shares of Common Stock	3/31/06 and 1/29/10	5th anniversary of note paid in full	2	*	0.00%	$0			$0	$0
Hobbyists’ Supplies Merch. Wholesale	Classic Brand, LLC	Warrant for 300,000 Class A units	01/08/16	01/08/26	1	*	0.00%	$0	$0		$0	$0

Equity investments, net					32	3%	0%		$1,900	$0	$4,533	$8,468

Investment securities
Investment securities, net					0	0%		$0	$0	$0	$0	$0

Net Investments ($231,494 pledged as collateral under borrowing arrangements) (3)					774	228%	4.94%	$6,791	$42,553	$381,190	$525,319	$652,278

(1)	Represents the actual or weighted average interest or dividend rate of the respective security or portfolio as of the date indicated. Investments without an interest rate or with a rate of 0.00% are considered non-income producing.
(2)	Included in secured mezzanine commercial loans and other commercial loans was $6,791 of interest income capitalized into the outstanding investment balances, in accordance with the terms of the investment contract.
(3)	The ratio of restricted securities fair value to net assets is 228%.
(4)	Gross unrealized appreciation, gross unrealized depreciation and net appreciation for federal income tax purposes totaled $210,510, $31,028 and $179,482, respectively. The tax cost of investments was $472,796.
(5)	For revolving lines of credit the amount shown is the cost at December 31, 2016.
*	Less than 1.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act. The percentage value of all non-eligible portfolio companies to totaled assets of Medallion Financial on an unconsolidated basis was up to 52% and up to 43% on a consolidated basis. Under the 1940 Act, we may not acquire any non-qualifying assets, unless at the time such acquisition is made, qualifying assets, which include securities of eligible portfolio companies, represent at least 70% of our total assets. The status of these assets under the 1940 Act are subject to change. We monitor the status of these assets on an ongoing basis.
&	Loan is on nonaccrual status, or past due on contractual payments, and is therefore considered non-income producing.
#	Publicly traded but sales subject to applicable Rule 144 limitations.
##	Pledged as collateral under borrowing arrangements.
+	Includes various warrants, all of which have a cost and fair value of zero at December 31, 2016.